PAGE 1
                             SECURITIES AND EXCHANGE COMMISSION

                                   Washington, D.C.  20549

                                          Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. _____                          _____

Post-Effective Amendment No. 46 (File Number 2-51586)        X

                                           and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 32 (File Number 811-2503)                      X


IDS BOND FUND, INC.
IDS Tower 10
Minneapolis, Minnesota 55402-0010

Leslie L. Ogg, 901 Marquette Ave. S., Suite 2810
Minneapolis, Minnesota 55402-3268
(612) 330-9283


Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)
     immediately upon filing pursuant to paragraph (b)
  X  on October 30, 1996 pursuant to paragraph (b)
     60 days after filing pursuant to paragraph (a)(i) on (date) pursuant to paragraph (a)(i)
     75 days after filing pursuant to paragraph (a)(ii) on (date) pursuant to paragraph (a)(ii) of rule 485

If appropriate, check the following box:

     This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to section 24-f of the Investment Company Act of 1940. Registrants' Rule 24f-2 Notice for its most recent fiscal year will be filed on or about October 28, 1996.

PAGE 2
Cross reference sheet showing the location in its prospectus and the Statement of Additional Information of the information called for by the items enumerated in Parts A and B of Form N-1A.

Negative answers omitted from prospectus are so indicated.

          PART A                                                     PART B

                  Section                                                    Section in
  Item No.        in Prospectus                               Item No.       Statement of Additional Information
     1            Cover page of prospectus                      10           Cover page of SAI

     2(a)         Sales charge and Fund expenses                11           Table of Contents
      (b)         The Fund in brief
      (c)         The Fund in brief                             12           NA

     3(a)         Financial highlights                          13(a)        Additional Investment Policies; all
      (b)         NA                                                           appendices except Dollar-Cost Averaging
      (c)         Performance                                     (b)        Additional Investment Policies
      (d)         Financial highlights                            (c)        Additional Investment Policies
                                                                  (d)        Security Transactions
     4(a)         The Fund in brief; Investment policies and
                    risks; How the Fund is organized            14(a)        Board members and officers of the Fund;**
      (b)         Investment policies and risks                                Board members and officers
      (c)         Investment policies and risks                   (b)        Board members and Officers
                                                                  (c)        Board members and Officers
     5(a)         Board members and officers; Board members
                    and officers of the Fund (listing)          15(a)        NA
      (b)(i)      Investment manager; About American Express      (b)        NA
                  Financial Corporation -- General                (c)        Board members and Officers
                    Information
      (b)(ii)     Investment manager                            16(a)(i)     How the Fund is organized; About American
      (b)(iii)    Investment manager                                           Express Financial Corporation**
      (c)         Portfolio manager                               (a)(ii)    Agreements: Investment Management Services
      (d)         Administrator and transfer agent                              Agreement, Plan and Supplemental
      (e)         Administrator and transfer agent                              Agreement of Distribution
      (f)         Distributor                                     (a)(iii)   Agreements: Investment Management Services Agreement
      (g)         Investment manager; About American Express      (b)        Agreements: Investment Management Services Agreement
                    Financial Corporation --  General             (c)        NA
                    Information                                   (d)        Agreements: Administrative Services
                                                                               Agreement, Shareholder Service Agreement
    5A(a)         *                                               (e)        NA
      (b)         *                                               (f)        Agreements: Distribution Agreement
                                                                  (g)        NA
     6(a)         Shares; Voting rights                           (h)        Custodian; Independent Auditors
      (b)         NA                                              (i)        Agreements:  Transfer Agency Agreement; Custodian
      (c)         NA
      (d)         Voting rights                                 17(a)        Security Transactions
      (e)         Cover page; Special shareholder services        (b)        Brokerage Commissions Paid to Brokers Affiliated
      (f)         Dividends and capital gains distributions;                   with American Express Financial Corporation
                    Reinvestments                                 (c)        Security Transactions
      (g)         Taxes                                           (d)        Security Transactions
      (h)         Alternative purchase arrangements               (e)        Security Transactions

                                                                18(a)        Shares; Voting rights**
                                                                  (b)        NA
     7(a)         Distributor
      (b)         Valuing Fund shares                           19(a)        Investing in the Fund
      (c)         How to purchase, exchange or redeem shares      (b)        Valuing Fund Shares; Investing in the Fund
      (d)         How to purchase shares                          (c)        NA
      (e)         NA
      (f)         Distributor                                   20           Taxes

     8(a)         How to redeem shares                          21(a)        Agreements: Distribution Agreement
      (b)         NA                                              (b)        Agreements: Distribution Agreement
      (c)         How to purchase shares:  Three ways to invest   (c)        NA
      (d)         How to purchase, exchange or redeem shares:
                    Redemption policies -- "Important..."       22(a)        Performance Information (for money market
                                                                               funds only)
     9            None                                            (b)        Performance Information (for all funds except
                                                                               money market funds)

                                                                23           Financial Statements
*Designates information is located in annual report.
**Designates location in prospectus.
/TABLE

PAGE 3
IDS Bond Fund

Prospectus
Oct. 30, 1996

The goal of IDS Bond Fund, Inc. is to provide shareholders with a high level of current income while attempting to conserve the value of the investment and to continue a high level of income for the longest period of time. The Fund invests primarily in corporate bonds and other debt securities.

This prospectus contains facts that can help you decide if the Fund is the right investment for you. Read it before you invest and keep it for future reference.

Additional facts about the Fund are in a Statement of Additional
Information (SAI), filed with the Securities and Exchange
Commission (SEC) and available for reference, along with other related materials, on the SEC Internet web site
(http://www.sec.gov). The SAI, dated Oct. 30, 1996, is incorporated here by reference. For a free copy, contact American Express Shareholder Service.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT FEDERALLY
INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL
RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN THE FUND INVOLVE INVESTMENT RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL.

American Express Shareholder Service
P.O. Box 534
Minneapolis, MN
55440-0534
612-671-3733
TTY:  800-846-4852

PAGE 4
Table of contents

The Fund in brief
        Goal
        Investment policies and risks
        Manager and distributor
        Portfolio manager
        Alternative purchase arrangements

Sales charge and Fund expenses

Performance
        Financial highlights
        Total returns
        Yield

Investment policies and risks
        Facts about investments and their risks
        Alternative investment option
        Valuing Fund shares

How to purchase, exchange or redeem shares
        Alternative purchase arrangements
        How to purchase shares
        How to exchange shares
        How to redeem shares
        Reductions and waivers of the sales charge

Special shareholder services
        Services
        Quick telephone reference

Distributions and taxes
        Dividend and capital gain distributions
        Reinvestments
        Taxes
        How to determine the correct TIN

How the Fund is organized
        Shares
        Voting rights
        Shareholder meetings
        Board members and officers
        Investment manager
        Administrator and transfer agent
        Distributor

About American Express Financial Corporation
        General information

Appendices

        Description of corporate bond ratings

        Descriptions of derivative instruments

PAGE 5
The Fund in brief

Goal

IDS Bond Fund (the Fund) seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment and to continue a high level of income for the longest period of time. Because any investment involves risk, achieving this goal cannot be guaranteed. Only shareholders can change the goal.

Investment policies and risks

The Fund is a diversified mutual fund that invests primarily in bonds and other debt securities issued by U.S. and foreign corporations and governments. At least half of the Fund's net assets must be in bonds rated "investment grade."

The Fund also invests in lower-quality debt securities, convertible securities, stocks, derivative instruments and money market instruments. Some of the Fund's investments may be considered speculative and involve additional investment risks.

Manager and distributor

The Fund is managed by American Express Financial Corporation
(AEFC), a provider of financial services since 1894. AEFC currently manages more than $52 billion in assets for the IDS MUTUAL FUND GROUP. Shares of the Fund are sold through American Express Financial Advisors Inc., a wholly owned subsidiary of AEFC.

Portfolio manager

Frederick Quirsfeld joined AEFC in 1985 and serves as vice president and senior portfolio manager. He has managed this Fund since 1985. He also is a part of the portfolio management team for Total Return Portfolio.

Alternative purchase arrangements

The Fund offers its shares in three classes. Class A shares are subject to a sales charge at the time of purchase. Class B shares are subject to a contingent deferred sales charge (CDSC) on redemptions made within six years of purchase and an annual distribution (12b-1) fee. Class Y shares are sold without a sales charge to qualifying institutional investors.

Sales charge and Fund expenses

Shareholder transaction expenses are incurred directly by an investor on the purchase or redemption of Fund shares. Fund operating expenses are paid out of Fund assets for each class of shares. Operating expenses are reflected in the Fund's daily share price and dividends, and are not charged directly to shareholder accounts.

PAGE 6
Shareholder transaction expenses
                                       Class A   Class B   Class Y
Maximum sales charge on purchases*
(as a percentage of offering price).......5%        0%        0%
Maximum deferred sales charge
imposed on redemptions (as a
percentage of original purchase price)....0%        5%        0%

Annual Fund operating expenses
(% of average daily net assets):
                                       Class A   Class B   Class Y
Management fee                          0.49%     0.49%     0.49%
12b-1 fee                               0.00%     0.75%     0.00%
Other expenses**                        0.35%     0.36%     0.18%
Total***                                0.84%     1.60%     0.67%

*This charge may be reduced depending on your total investments in IDS funds. See "Reductions of the sales charge."

**Other expenses include an administrative services fee, a shareholder services fee for Class A and Class B, a transfer agency fee and other non-advisory expenses.

***Expense ratio based on total expenses of the Fund before reduction of earnings credit on cash balances.

Example: Suppose for each year for the next 10 years, Fund expenses are as above and annual return is 5%. If you sold your shares at the end of the following years, for each $1,000 invested, you would pay total expenses of:

                    1 year       3 years      5 years   10 years
Class A             $58          $75          $ 94      $149
Class B             $66          $91          $107      $170**
Class B*            $16          $51          $ 87      $170**
Class Y             $ 7          $21          $ 37      $ 84

*Assuming Class B shares are not redeemed at the end of the period. **Based on conversion of Class B shares to Class A shares after eight years.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown. Because Class B pays annual distribution (12b-1) fees, long-term shareholders of Class B may indirectly pay an equivalent of more than a 6.25% sales charge, the maximum permitted by the National Association of Securities Dealers.

PAGE 7
                           IDS Bond Fund, Inc.

                           Performance
                           Financial highlights

                           Fiscal period ended Aug. 31,
                           Per share income and capital changes*

                                                                             Class A
                                     1996    1995    1994    1993    1992    1991    1990    1989    1988    1987


Net asset value,                    $5.05   $4.91   $5.48   $5.11   $4.74   $4.39   $4.74   $4.60   $4.72   $5.28
beginning of period
                           Income from investment operations:
Net investment income                 .36     .38     .41     .40     .40     .41     .40     .42     .44     .46

Net gains (losses)                   (.07)   .23     (.51)    .38     .37     .33    (.36)    .15    (.12)   (.31)
(both realized
and unrealized)

Total from investment                 .29     .61    (.10)    .78     .77     .74     .04     .57     .32     .15
operations
                           Less distributions:
Dividends from net                   (.35)   (.37)   (.41)   (.41)   (.40)   (.39)   (.39)   (.43)   (.44)   (.46)
investment income

Distributions from                     --    (.10)   (.06)     --      --      --      --      --      --    (.25)
realized gains

Total distributions                  (.35)   (.47)   (.47)   (.41)   (.40)   (.39)   (.39)   (.43)   (.44)   (.71)

Net asset value,                    $4.99   $5.05   $4.91   $5.48   $5.11   $4.74   $4.39   $4.74   $4.60   $4.72
end of period
                           Ratios/supplemental data
                                                                    Class A
                                     1996    1995    1994    1993    1992    1991    1990    1989    1988    1987


Net assets, end of                 $2,563  $2,363  $2,249  $2,490  $2,174  $1,902  $1,730  $1,811  $1,733  $1,813
period (in millions)

Ratio of expenses to                  .84%    .78%    .68%   .70%    .72%    .77%    .77%     .75%   .73%    .75%
average daily net assets+

Ratio of net income                  7.01%   7.84%   7.71%   7.78%   8.29%   9.03%   8.83%   9.04%   9.45%   8.83%
to average
daily net assets

Portfolio turnover rate               45%     43%     40%     60%     64%     74%     81%     97%     76%     73%
(excluding short-term
securities)

Total return**                       5.8%   13.7%   (2.0%)  15.8%   16.9%   17.6%     .9%   13.0%    7.2%    2.6%

 *For a share outstanding throughout the period. Rounded to the nearest cent.
**Total return does not reflect payment of a sales charge.
 +Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credit on cash balances.

PAGE 8
                           IDS Bond Fund, Inc.

                           Performance
                           Financial highlights

                           Fiscal period ended Aug. 31,
                           Per share income and capital changes*
                                Class B        Class Y
                             1996  1995**    1996  1995**

Net asset value,            $5.05   $4.79   $5.05   $4.79
beginning of period
                           Income from investment operations:
Net investment income         .32     .17     .37     .19

Net gains (losses)           (.07)    .26   (.07)     .26
 (both realized and
 unrealized)

Total from investment         .25     .43     .30     .45
operations
                           Less distributions:
Dividends from net           (.31)  (.17)   (.36)    (.19)
investment income

Net asset value,            $4.99   $5.05   $4.99   $5.05
end of period
                           Ratios/supplemental data
                                 Class B        Class Y
                             1996  1995**    1996  1995**

Net assets, end of           $848    $782     $88     $64
period (in millions)

Ratio of expenses to         1.60% 1.63%+     .67%  .67%+
average daily net assets#

Ratio of net income          6.24% 6.81%+    7.19% 8.44%+
to average
daily net assets

Portfolio turnover rate       45%     43%     45%     43%
(excluding short-term
securities)

Total return++               5.0%    9.0%    5.9%    9.4%
 *For a share outstanding throughout the period. Rounded to the nearest cent.
**Inception date was March 20, 1995 for Class B and Class Y.
 +Adjusted to an annual basis.
++Total return does not reflect payment of a sales charge.
 #Effective fiscal year 1996, expense ratio is based on total expenses of the Fund before reduction of earnings credit on cash balances.

The information in these tables has been audited by KPMG Peat Marwick LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.

PAGE 9
Total returns

Total return is the sum of all of your returns for a given period, assuming you reinvest all distributions. It is calculated by taking the total value of shares you own at the end of the period (including shares acquired by reinvestment), less the price of shares you purchased at the beginning of the period.

Average annual total return is the annually compounded rate of return over a given time period (usually two or more years). It is the total return for the period converted to an equivalent annual figure.

Average annual total returns as of Aug. 31, 1996

Purchase         1 year   Since      5 years    10 years
made             ago      inception  ago        ago
Bond Fund:
  Class A        +0.48%     --  %     +8.65%     +8.35%
  Class B        -0.03%   + 6.92%      --  %      --  %
  Class Y        +5.93%   +10.53%      --  %      --  %

Lehman
Aggregate
Bond Index       +4.25%   + 7.76%     +7.49%     +8.18%

*Inception date was March 20, 1995.

Cumulative total returns as of Aug. 31, 1996

Purchase         1 year   Since       5 years     10 years
made             ago      Inception   ago         ago
Bond Fund:
  Class A        +0.48%     --  %     +51.46%     +123.19%
  Class B        -0.03%   +10.24%       --  %        --  %
  Class Y        +5.93%   +15.76%       --  %        --  %

Lehman
Aggregate
Bond Index       +4.25%   +11.21%     +43.54%     +119.72%

*Inception date was March 20, 1995.

These examples show total returns from hypothetical investments in Class A, Class B and Class Y shares of the Fund. These returns are compared to those of a popular index for the same periods. The performance of Class B and Class Y will vary from the performance of Class A based on differences in sales charges and fees. March 20, 1995 was the inception date for Class B and Class Y. Past performance for Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges although not for other differences in expenses.

PAGE 10
For purposes of calculation, information about the Fund assumes:
o       a sales charge of 5% for Class A shares
o redemption at the end of the period and deduction of the applicable contingent deferred sales charge for Class B shares
o       no sales charge for Class Y shares
o no adjustments for taxes an investor may have paid on the reinvested income and capital gains
o a period of widely fluctuating securities prices. Returns shown should not be considered a representation of the Fund's future performance.

Lehman Aggregate Bond Index is an unmanaged index made up of a representative list of government and corporate bonds as well as asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. However, the securities used to create the index may not be representative of the bonds held in the Fund. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

Yield

Yield is the net investment income earned per share for a specified time period, divided by the offering price at the end of the period. The Fund's annualized yield for the 30-day period ended Aug. 30, 1996, was 6.77% for Class A, 6.35% for Class B and 7.30% for Class Y. The Fund calculates this 30-day annualized yield by dividing:

o net investment income per share deemed earned during a 30-day period by

o the public offering price per share on the last day of the period, and

o       converting the result to a yearly equivalent figure.

This yield calculation does not include any contingent deferred sales charge, ranging from 5% to 0% on Class B shares, which would reduce the yield quoted.

The Fund's yield varies from day to day, mainly because share values and offering prices (which are calculated daily) vary in response to changes in interest rates. Net investment income normally changes much less in the short run. Thus, when interest rates rise and share values fall, yield tends to rise. When interest rates fall, yield tends to follow.

Past yields should not be considered an indicator of future yields.

Investment policies and risks

The Fund primarily invests in bonds and other debt securities issued by U.S. and foreign corporations and governments. At least
50% of the Fund's net assets will be invested in investment-grade PAGE 11 corporate bonds (bonds that independent rating agencies rate in one of their top four grades), unrated corporate bonds the portfolio manager believes have investment grade quality, and government bonds. Under normal market conditions, 65% of the Fund's total assets will be in bonds.

The Fund also invests in lower-rated debt securities, convertible securities, preferred stocks, common stocks, derivative instruments and money market instruments.

The various types of investments the portfolio manager uses to achieve investment performance are described in more detail in the next section and in the SAI.

Facts about investments and their risks

Debt securities: The price of bonds generally falls as interest rates increase, and rises as interest rates decrease. The price of bonds also fluctuates if the credit rating is upgraded or downgraded.

The price of bonds below investment grade may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. They have greater price fluctuations, are more likely to experience a default, and sometimes are referred to as junk bonds. Reduced market liquidity for these bonds may occasionally make it more difficult to value them. In valuing bonds, the Fund relies both on independent rating agencies and the investment manager's credit analysis. Securities that are subsequently downgraded in quality may continue to be held by the Fund and will be sold only when the Fund's investment manager believes it is advantageous to do so.

                          Bond ratings and holdings for fiscal 1996

                                                                  Percent of
                S&P Rating               Protection of            net assets
Percent of      (or Moody's              principal and            in unrated securities
net assets      equivalent)              interest                 assessed by AEFC
  19.63%        AAA                      Highest quality           0.34%
   5.29         AA                       High quality              0.04
  11.33         A                        Upper medium grade        0.19
  17.38         BBB                      Medium grade              0.37
  15.10         BB                       Moderately speculative     -
   9.70         B                        Speculative               0.31
   0.08         CCC                      Highly speculative        0.34
   0.06         CC                       Poor quality               -
    -           C                        Lowest quality             -
    -           D                        In default                 -
   2.49         Unrated                  Unrated securities        0.90

(See Appendix to this prospectus describing corporate bond ratings for further information.)

PAGE 12
Debt securities sold at a deep discount: Some bonds are sold at deep discounts because they do not pay interest until maturity. They include zero coupon bonds and PIK (pay-in-kind) bonds. To comply with tax laws, the Fund has to recognize a computed amount of interest income and pay dividends to shareholders even though no cash has been received. In some instances, the Fund may have to sell securities to have sufficient cash to pay the dividends.

Convertible securities: These securities generally are preferred stocks or bonds that can be exchanged for other securities, usually common stock, at prestated prices. When the trading price of the common stock makes the exchange likely, convertible securities trade more like common stock.

Preferred stocks: If a company earns a profit, it generally must pay its preferred stockholders a dividend at a pre-established rate.

Common stocks:  Stock prices are subject to market fluctuations.
Stocks of smaller companies may be subject to more abrupt or erratic price movements than stocks of larger, established companies or the stock market as a whole.

Foreign investments: Securities of foreign companies and governments may be traded in the United States, but often they are traded only on foreign markets. Frequently, there is less information about foreign companies and less government supervision of foreign markets. Foreign investments are subject to political and economic risks of the countries in which the investments are made, including the possibility of seizure or nationalization of companies, imposition of withholding taxes on income, establishment of exchange controls or adoption of other restrictions that might affect an investment adversely. If an investment is made in a foreign market, the local currency may be purchased using a forward contract in which the price of the foreign currency in U.S. dollars is established on the date the trade is made, but delivery of the currency is not made until the securities are received. As long as the Fund holds foreign currencies or securities valued in foreign currencies, the value of those assets will be affected by changes in the value of the currencies relative to the U.S. dollar.
Because of the limited trading volume in some foreign markets, efforts to buy or sell a security may change the price of the security, and it may be difficult to complete the transaction. The Fund may invest up to 25% of its total assets in foreign investments.

Derivative instruments: The portfolio manager may use derivative instruments in addition to securities to achieve investment performance. Derivative instruments include futures, options and forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs or to pursue higher investment returns.
Derivative instruments are characterized by requiring little or no initial payment and a daily change in price based on or derived from a security, a currency, a group of securities or currencies, or an index. A number of strategies or combination of instruments PAGE 13 can be used to achieve the desired investment performance characteristics. A small change in the value of the underlying security, currency or index will cause a sizable gain or loss in the price of the derivative instrument. Derivative instruments allow the portfolio manager to change the investment performance characteristics very quickly and at lower costs. Risks include losses of premiums, rapid changes in prices, defaults by other parties and inability to close such instruments. The Fund will use derivative instruments only to achieve the same investment performance characteristics it could achieve by directly holding those securities and currencies permitted under the investment policies. The Fund will designate cash or appropriate liquid assets to cover its portfolio obligations. No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions. This does not, however, limit the portion of the Fund's assets at risk to 5%. The Fund is not limited as to the percentage of its assets that may be invested in permissible investments, including derivatives, except as otherwise explicitly provided in this prospectus or the SAI. For descriptions of these and other types of derivative instruments, see the Appendix to this prospectus and the SAI.

Securities and other instruments that are illiquid: A security or other instrument is illiquid if it cannot be sold quickly in the normal course of business. Some investments cannot be resold to the U.S. public because of their terms or government regulations. All securities and other instruments, however, can be sold in private sales, and many may be sold to other institutions and qualified buyers or on foreign markets. The portfolio manager will follow guidelines established by the board and consider relevant factors such as the nature of the security and the number of likely buyers when determining whether a security is illiquid. No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

Money market instruments: Short-term debt securities rated in the top two grades or the equivalent are used to meet daily cash needs and at various times to hold assets until better investment opportunities arise. Generally, less than 25% of the Fund's total assets are in these money market instruments. However, for temporary defensive purposes these investments could exceed that amount for a limited period of time.

The investment policies described above may be changed by the board.

Lending portfolio securities: The Fund may lend its securities to earn income so long as borrowers provide collateral equal to the market value of the loans. The risks are that borrowers will not provide collateral when required or return securities when due. Unless a majority of the outstanding voting securities approve otherwise, loans may not exceed 30% of the Fund's net assets.

PAGE 14
Alternative investment option

In the future, the board of the Fund may determine for operating efficiencies to use a master/feeder structure. Under that structure, the Fund's assets would be invested in an investment company with the same goal as the Fund, rather than invested directly in a portfolio of securities.

Valuing Fund shares

The public offering price is the net asset value (NAV) adjusted for the sales charge for Class A. It is the NAV for Class B and Class Y.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business, normally 3 p.m. Central time, each business day (any day the New York Stock Exchange is open). NAV generally declines as interest rates increase and rises as interest rates decline.

To establish the net assets, all securities are valued as of the close of each business day. In valuing assets:

o Securities (except bonds) and assets with available market values are valued on that basis.

o Securities maturing in 60 days or less are valued at amortized cost.

o Bonds and assets without readily available market values are valued according to methods selected in good faith by the board.

How to purchase, exchange or redeem shares

Alternative purchase arrangements

The Fund offers three different classes of shares - Class A, Class B and Class Y. The primary differences among the classes are in the sales charge structures and in their ongoing expenses. These differences are summarized in the table below. You may choose the class that best suits your circumstances and objectives.

              Sales charge and
              distribution
              (12b-1) fee                 Service fee          Other information
Class A       Maximum initial             0.175% of average    Initial sales charge
              sales charge of             daily net assets     waived or reduced
              5%; no 12b-1 fee                                 for certain purchases

Class B       No initial sales            0.175% of average    Shares convert to
              charge; maximum CDSC        daily net assets     Class A after eight
              of 5% declines to 0%                             years; CDSC waived in
              after six years; 12b-1                           certain circumstances
              fee of 0.75% of average
              daily net assets
PAGE 15
Class Y       None                        None                 Available only to
                                                               certain qualifying
                                                               institutional
                                                               investors

Conversion of Class B shares to Class A shares - Eight calendar years after Class B shares are purchased, Class B shares will convert to Class A shares and will no longer be subject to a distribution fee. The conversion will be on the basis of relative net asset values of the two classes, without the imposition of any sales charge. Class B shares purchased through reinvested dividends and distributions will convert to Class A shares in a pro rata portion as if the Class B shares were purchased other than through reinvestment.

Considerations in determining whether to purchase Class A or Class B shares - You should consider the information below in determining whether to purchase Class A or Class B shares. The distribution fee (included in "Ongoing expenses") and sales charges are structured so that you will have approximately the same total return at the end of eight years regardless of which class you chose.

                           Sales charges on purchase or redemption

If you purchase Class A                   If you purchase Class B
shares                                    shares

o You will not have all                   o All of your money is
of your purchase price                    invested in shares of
invested.  Part of your                   stock.  However, you will
purchase price will go                    pay a sales charge if you
to pay the sales charge.                  redeem your shares within
You will not pay a sales                  six years of purchase.
charge when you redeem
your shares.

o You will be able to                     o No reductions of the
take advantage of                         sales charge are
reductions in the sales                   available for large
charge.                                   purchases.

If your investments in IDS funds that are subject to a sales charge total $250,000 or more, you are better off paying the reduced sales charge in Class A than paying the higher fees in Class B. If you qualify for a waiver of the sales charge, you should purchase Class A shares.

PAGE 16
                         Ongoing expenses

If you purchase Class A                   If you purchase Class B
shares                                    shares

o Your shares will have                   o The distribution and
a lower expense ratio                      transfer agency fees for
than Class B shares                        Class B will cause your
because Class A does not                   shares to have a higher
pay a distribution fee                     expense ratio and to pay
and the transfer agency                    lower dividends than
fee for Class A is lower                   Class A shares.  After
than the fee for Class B.                  eight years, Class B
As a result, Class A shares                shares will convert to
will pay higher dividends                  Class A shares and you
than Class B shares.                       will no longer be
                                           subject to higher fees.

You should consider how long you plan to hold your shares and whether the accumulated higher fees and CDSC on Class B shares prior to conversion would be less than the initial sales charge on Class A shares. Also consider to what extent the difference would be offset by the lower expenses on Class A shares. To help you in this analysis, the example in the "Sales charge and Fund expenses" section of the prospectus illustrates the charges applicable to each class of shares.

Class Y shares - Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to either a service fee or a distribution fee. The following investors are eligible to purchase Class Y shares:

        o Qualified employee benefit plans* if the plan:
     - uses a daily transfer recordkeeping service offering participants daily access to IDS funds and has
          - at least $10 million in plan assets or
          - 500 or more participants; or
        - does not use daily transfer recordkeeping and has
          - at least $3 million invested in funds of the IDS MUTUAL
         FUND GROUP or
          - 500 or more participants.

        o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These must have at least $10 million invested in funds of the IDS MUTUAL FUND GROUP.

        o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

* Eligibility must be determined in advance by American Express
Financial Advisors.  To do so, contact your financial advisor.

PAGE 17
How to purchase shares

If you're investing in this Fund for the first time, you'll need to set up an account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

Important: When opening an account, you must provide AEFC with your correct Taxpayer Identification Number (Social Security or
Employer Identification number).  See "Distributions and taxes."

When you purchase shares for a new or existing account, the price you pay per share is determined at the close of business on the day your investment is received and accepted at the Minneapolis headquarters.

Purchase policies:

o Investments must be received and accepted in the Minneapolis headquarters on a business day before 3 p.m. Central time to be included in your account that day and to receive that day's share price. Otherwise, your purchase will be processed the next business day and you will pay the next day's share price.

o The minimums allowed for investment may change from time to time.

o Wire orders can be accepted only on days when your bank, AEFC, the Fund and Norwest Bank Minneapolis are open for business.

o Wire purchases are completed when wired payment is received and the Fund accepts the purchase.

o AEFC and the Fund are not responsible for any delays that occur in wiring funds, including delays in processing by the bank.

o       You must pay any fee the bank charges for wiring.

o The Fund reserves the right to reject any application for any reason.

o If your application does not specify which class of shares you are purchasing, it will be assumed that you are investing in Class A shares.

PAGE 18
                                    Three ways to invest

1
By regular account     Send your check and application              Minimum amounts
                       (or your name and account number             Initial investment: $2,000
                       if you have an established account)          Additional
                       to:                                          investments:        $  100
                       American Express Financial Advisors Inc.     Account balances:   $  300*
                       P.O. Box 74                                  Qualified retirement
                       Minneapolis, MN  55440-0074                  accounts:             none

                       Your financial advisor will help
                       you with this process.

2
By scheduled           Contact your financial advisor               Minimum amounts
investment plan        to set up one of the following               Initial investment: $100
                       scheduled plans:                             Additional
                                                                    investments:        $100/mo.
                       o  automatic payroll deduction               Account balances:   none
                                                                    (on active plans of
                       o  bank authorization                        monthly payments)

                       o  direct deposit of
                          Social Security check

                       o  other plan approved by the Fund

3
By wire                If you have an established account,          If this information is not
                       you may wire money to:                       included, the order may be
                                                                    rejected and all money
                       Norwest Bank Minneapolis                     received by the Fund, less
                       Routing No. 091000019                        any costs the Fund or AEFC
                       Minneapolis, MN                              incurs, will be returned
                       Attn:  Domestic Wire Dept.                   promptly.

                       Give these instructions:                     Minimum amounts
                       Credit IDS Account #00-30-015                Each wire investment: $1,000
                       for personal account # (your
                       account number) for (your name).

*If your account balance falls below $300, you will be asked in writing to bring it up to $300 or establish a scheduled investment plan.  If you don't do so within 30 days, your shares can be redeemed and the proceeds mailed to you.

How to exchange shares

You can exchange your shares of the Fund at no charge for shares of the same class of any other publicly offered fund in the IDS MUTUAL FUND GROUP available in your state. Exchanges into IDS Tax-Free Money Fund must be made from Class A shares. For complete information, including fees and expenses, read the prospectus carefully before exchanging into a new fund.

If your exchange request arrives at the Minneapolis headquarters before the close of business, your shares will be redeemed at the net asset value set for that day. The proceeds will be used to purchase new fund shares the same day. Otherwise, your exchange will take place the next business day at that day's net asset value.

For tax purposes, an exchange represents a redemption and purchase and may result in a gain or loss. However, you cannot create a tax loss (or reduce a taxable gain) by exchanging from the Fund within 91 days of your purchase. For further explanation, see the SAI.

PAGE 19
How to redeem shares

You can redeem your shares at any time.  American Express
Shareholder Service will mail payment within seven days after receiving your request.

When you redeem shares, the amount you receive may be more or less than the amount you invested. Your shares will be redeemed at net asset value, minus any applicable sales charge, at the close of business on the day your request is accepted at the Minneapolis headquarters. If your request arrives after the close of business, the price per share will be the net asset value, minus any applicable sales charge, at the close of business on the next business day.

A redemption is a taxable transaction. If your proceeds from your redemption are more or less than the cost of your shares, you will have a gain or loss, which can affect your tax liability.
Redeeming shares held in an IRA or qualified retirement account may subject you to certain federal taxes, penalties and reporting requirements. Consult your tax advisor.

                   Two ways to request an exchange or redemption of shares
1
By letter                            Include in your letter:
                                     o  the name of the fund(s)
                                     o  the class of shares to be exchanged or redeemed
                                     o  your account number(s) (for exchanges, both funds must be registered in the same ownership)
                                     o  your Taxpayer Identification Number (TIN)
                                     o  the dollar amount or number of shares you want to exchange or redeem
                                     o  signature of all registered account owners
                                     o  for redemptions, indicate how you want your money delivered to you
                                     o  any paper certificates of shares you hold

                                     Regular mail:
                                        American Express Shareholder Service
                                        Attn:  Redemptions
                                        P.O. Box 534
                                        Minneapolis, MN  55440-0534

                                     Express mail:
                                        American Express Shareholder Service
                                        Attn:  Redemptions
                                        733 Marquette Ave.
                                        Minneapolis, MN  55402
2
By phone
American Express Telephone           o  The Fund and AEFC will honor any telephone exchange or redemption request believed
Transaction Service:                    to be authentic and will use reasonable procedures to confirm that they are.  This
800-437-3133 or                         includes asking identifying questions and tape recording calls.  If reasonable
612-671-3800                            procedures are not followed, the Fund or AEFC will be liable for any loss resulting from fraudulent requests.
                                     o  Phone exchange and redemption privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts unless you request these privileges NOT apply by writing American Express Shareholder Service.  Each registered owner must sign the request.
                                     o  AEFC answers phone requests promptly, but you may experience delays when call volume is high.  If you are unable to get through, use mail procedure as an alternative.
                                     o  Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.
                                     o  Phone privileges may be modified or discontinued at any time.

                                     Minimum amount
                                        Redemption:  $100

                                     Maximum amount
                                        Redemption:  $50,000
/TABLE

PAGE 20
Exchange policies:

o You may make up to three exchanges within any 30-day period, with each limited to $300,000. These limits do not apply to scheduled exchange programs and certain employee benefit plans or other arrangements through which one shareholder represents the interests of several. Exceptions may be allowed with pre-approval of the Fund.

o Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o  Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is obtained from the secured party.

o AEFC and the Fund reserve the right to reject any exchange, limit the amount, or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.

Redemption policies:

o A "change of mind" option allows you to change your mind after requesting a redemption and to use all or part of the proceeds to purchase new shares in the same account from which you redeemed.
If you reinvest in Class A, you will purchase the new shares at net asset value rather than the offering price on the date of a new purchase. If you reinvest in Class B, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 30 days of the date your redemption request was received. Include your account number and mention this option. This privilege may be limited or withdrawn at any time, and it may have tax consequences.

o A telephone redemption request will not be allowed within 30 days of a phoned-in address change.

Important: If you request a redemption of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before a check is mailed to you. (A check may be mailed earlier if your bank provides evidence satisfactory to the Fund and AEFC that your check has cleared.)

PAGE 21
                    Three ways to receive payment when you redeem shares

1
By regular or express mail               o  Mailed to the address on record.
                                         o  Payable to names listed on the account.

                                            NOTE:  The express mail delivery charges
                                                   you pay will vary depending on the
                                                   courier you select.

2
By wire                                  o  Minimum wire redemption:  $1,000.
                                         o  Request that money be wired to your bank.
                                         o  Bank account must be in the same
                                            ownership as the IDS fund account.

                                            NOTE:  Pre-authorization required.  For
                                                   instructions, contact your financial
                                                   advisor or American Express Shareholder Service.

3
By scheduled payout plan                 o  Minimum payment:  $50.
                                         o  Contact your financial advisor or American Express
                                            Shareholder Service to set up regular
                                            payments to you on a monthly, bimonthly,
                                            quarterly, semiannual or annual basis.
                                         o  Purchasing new shares while under a payout
                                            plan may be disadvantageous because of
                                            the sales charges.

Reductions and waivers of the sales charge
Class A - initial sales charge alternative

On purchases of Class A shares, you pay a 5% sales charge on the first $50,000 of your total investment and less on investments after the first $50,000:

Total investment         Sales charge as a
                         percent of:*

                         Public    Net
                         offering  amount
                         price     invested

Up to $50,000             5.0%       5.26%
Next $50,000              4.5        4.71
Next $400,000             3.8        3.95
Next $500,000             2.0        2.04
$1,000,000 or more        0.0        0.00

* To calculate the actual sales charge on an investment greater than $50,000 and less than $1,000,000, amounts for each applicable increment must be totaled. See the SAI.

Reductions of the sales charge on Class A shares

Your sales charge may be reduced, depending on the totals of:

o  the amount you are investing in this Fund now,

o  the amount of your existing investment in this Fund, if any, and

o the amount you and your primary household group are investing or have in other funds in the IDS MUTUAL FUND GROUP that carry a sales charge. (The primary household group consists of accounts in any PAGE 23 ownership for spouses or domestic partners and their unmarried children under 21. Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.)

Other policies that affect your sales charge:

o  IDS Tax-Free Money Fund and Class A shares of IDS Cash
Management Fund do not carry sales charges. However, you may count investments in these funds if you acquired shares in them by exchanging shares from IDS funds that carry sales charges.

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar entity, may be added together to reduce sales charges for all shares purchased through that plan.

o If you intend to invest $1 million over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent.

For more details, see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o Current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses and unmarried children under 21.

o Current or retired American Express financial advisors, their spouses and unmarried children under 21.

o Qualified employee benefit plans* using a daily transfer recordkeeping system offering participants daily access to IDS funds.

(Participants in certain qualified plans for which the initial sales charge is waived may be subject to a deferred sales charge of up to 4% on certain redemptions. For more information, see the SAI.)

o Shareholders who have at least $1 million invested in funds of the IDS MUTUAL FUND GROUP. If the investment is redeemed in the first year after purchase, a CDSC of 1% will be charged on the redemption.

o Purchases made within 30 days after a redemption of shares (up to the amount redeemed):
   - of a product distributed by American Express Financial Advisors in a qualified plan subject to a deferred sales charge or
   - in a qualified plan where American Express Trust Company has a recordkeeping, trustee, investment management or investment servicing relationship.

PAGE 24
Send the Fund a written request along with your payment, indicating the amount of the redemption and the date on which it occurred.

o Purchases made with dividend or capital gain distributions from another fund in the IDS MUTUAL FUND GROUP that has a sales charge.

o  Purchases made through American Express Strategic Portfolio
Service (total amount of all investments made in the Strategic
Portfolio Service must be at least $50,000).

o  Purchases made under the University of Texas System ORP.

*Eligibility must be determined in advance by American Express
Financial Advisors.  To do so, contact your financial advisor.

Class B - contingent deferred sales charge alternative

Where a CDSC is imposed on a redemption, it is based on the amount of the redemption and the number of calendar years, including the year of purchase, between purchase and redemption. The following table shows the declining scale of percentages that apply to redemptions during each year after a purchase:

If a redemption is                  The percentage rate
made during the                     for the CDSC is:

First year                                5%
Second year                               4%
Third year                                4%
Fourth year                               3%
Fifth year                                2%
Sixth year                                1%
Seventh year                              0%

If the amount you are redeeming reduces the current net asset value of your investment in Class B shares below the total dollar amount of all your purchase payments during the last six years (including the year in which your redemption is made), the CDSC is based on the lower of the redeemed purchase payments or market value.

The following example illustrates how the CDSC is applied. Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividend and capital gain distributions. You could redeem any amount up to $2,000 without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you redeemed $2,500, the CDSC would apply only to the $500 that represented part of your original purchase price. The CDSC rate would be 4% because a redemption after 15 months would take place during the second year after purchase.

Because the CDSC is imposed only on redemptions that reduce the total of your purchase payments, you never have to pay a CDSC on any amount you redeem that represents appreciation in the value of your shares, income earned by your shares or capital gains. In addition, when determining the rate of any CDSC, your redemption will be made from the oldest purchase payment you made. Of course, once a purchase payment is considered to have been redeemed, the PAGE 25 next amount redeemed is the next oldest purchase payment. By redeeming the oldest purchase payments first, lower CDSCs are imposed than would otherwise be the case.


The CDSC on Class B shares will be waived on redemptions of shares:

o In the event of the shareholder's death,
o Purchased by any board member, officer or employee of a fund or AEFC or its subsidiaries,
o Held in a trusteed employee benefit plan,
o Held in IRAs or certain qualified plans for which American
Express Trust Company acts as custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:
        - at least 59-1/2 years old, and
        - taking a retirement distribution (if the redemption is part of a transfer to an IRA or qualified plan in a product distributed by American Express Financial Advisors, or a custodian-to-custodian transfer to a product not distributed by American Express Financial Advisors, the CDSC will not be waived), or
        - redeeming under an approved substantially equal periodic payment arrangement.

For investors in Class A shares who have over $1 million invested in one year, the 1% CDSC on redemption of those shares will be waived in the same circumstances described for Class B.

Special shareholder services

Services

To help you track and evaluate the performance of your investments, AEFC provides these services:

Quarterly statements listing all of your holdings and transactions during the previous three months.

Yearly tax statements featuring average-cost-basis reporting of capital gains or losses if you redeem your shares along with distribution information which simplifies tax calculations.

A personalized mutual fund progress report detailing returns on your initial investment and cash-flow activity in your account. It calculates a total return to reflect your individual history in owning Fund shares. This report is available from your financial advisor.

Quick telephone reference

American Express Telephone Transaction Service
Redemptions and exchanges, dividend payments or reinvestments and automatic payment arrangements
National/Minnesota:   800-437-3133
Mpls./St. Paul area:  671-3800

PAGE 26
American Express Shareholder Service
Fund performance, objectives and account inquiries
612-671-3733

TTY Service
For the hearing impaired
800-846-4852

American Express Infoline
Automated account information (TouchToneR phones only), including current Fund prices and performance, account values and recent account transactions
National/Minnesota:   800-272-4445
Mpls./St. Paul area:  671-1630

Distribution and taxes

As a shareholder you are entitled to your share of the Fund's net income and any net gains realized on its investments. The Fund distributes dividends and capital gain distributions to qualify as a regulated investment company and to avoid paying corporate income and excise taxes. Dividend and capital gain distributions will have tax consequences you should know about.

Dividend and capital gain distributions

The Fund's net investment income from dividends and interest is distributed to you monthly as dividends. Short-term capital gains are distributed at the end of the calendar year and are included in net investment income. Long-term capital gains are realized whenever a security held for more than one year is sold for a higher price than was paid for it. Net realized long-term capital gains, if any, are distributed at the end of the calendar year as capital gain distributions. Before they're distributed, net long-term capital gains are included in the value of each share. After they're distributed, the value of each share drops by the per-share amount of the distribution. (If your distributions are reinvested, the total value of your holdings will not change.)

Dividends for each class will be calculated at the same time, in the same manner and will be the same amount prior to deduction of expenses. Expenses attributable solely to a class of shares will be paid exclusively by that class. Class B shareholders will receive lower per share dividends than Class A and Class Y shareholders because expenses for Class B are higher than for Class A or Class Y. Class A shareholders will receive lower per share dividends than Class Y shareholders because expenses for Class A are higher than for Class Y.

Reinvestments

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o you request the Fund in writing or by phone to pay distributions to you in cash, or
PAGE 27
o you direct the Fund to invest your distributions in any publicly available IDS fund for which you've previously opened an account. You pay no sales charge on shares purchased through reinvestment from this Fund into any IDS fund.

The reinvestment price is the net asset value at close of business on the day the distribution is paid. (Your quarterly statement will confirm the amount invested and the number of shares purchased.)

If you choose cash distributions, you will receive only those declared after your request has been processed.

If the U.S. Postal Service cannot deliver the checks for the cash distributions, we will reinvest the checks into your account at the then-current net asset value and make future distributions in the form of additional shares.

Taxes

Distributions are subject to federal income tax and also may be subject to state and local taxes. Distributions are taxable in the year the Fund declares them regardless of whether you take them in cash or reinvest them.

Each January, you will receive a tax statement showing the kinds and total amount of all distributions you received during the previous year. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Buying a dividend creates a tax liability. This means buying shares shortly before a capital gain distribution. You pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

Redemptions and exchanges subject you to a tax on any capital gain. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be either short term (for shares held for one year or less) or long term (for shares held for more than one year).

Your Taxpayer Identification Number (TIN) is important. As with any financial account you open, you must list your current and correct Taxpayer Identification Number (TIN) -- either your Social Security or Employer Identification number. The TIN must be certified under penalties of perjury on your application when you open an account at AEFC.

PAGE 28
If you don't provide the TIN, or the TIN you report is incorrect, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o       a $50 penalty for each failure to supply your correct TIN
o a civil penalty of $500 if you make a false statement that results in no backup withholding
o       criminal penalties for falsifying information

You also could be subject to backup withholding because you failed to report interest or dividends on your tax return as required.

How to determine the correct TIN
                                   Use the Social Security or
For this type of account:          Employer Identification number
                                   of:

Individual or joint account        The individual or individuals
                                   listed on the account

Custodian account of a minor       The minor
(Uniform Gifts/Transfers to
Minors Act)

A living trust                     The grantor-trustee (the person
                                   who puts the money into the
                                   trust)

An irrevocable trust, pension      The legal entity (not the
trust or estate                    personal representative or
                                   trustee, unless no legal entity
                                   is designated in the account
                                   title)

Sole proprietorship                The owner

Partnership                        The partnership

Corporate                          The corporation

Association, club or               The organization
tax-exempt organization

For details on TIN requirements, ask your financial advisor or local American Express Financial Advisors office for federal Form
W-9, "Request for Taxpayer Identification Number and
Certification."

Important: This information is a brief and selective summary of certain federal tax rules that apply to this Fund. Tax matters are highly individual and complex, and you should consult a qualified tax advisor about your personal situation.

PAGE 29
How the Fund is organized

The Fund is a diversified, open-end management investment company, as defined in the Investment Company Act of 1940. Originally incorporated on June 27, 1974 in Nevada, the Fund changed its state of incorporation on June 13, 1986 by merging into a Minnesota corporation incorporated on April 7, 1986. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

Shares

The Fund is owned by its shareholders. The Fund issues shares in three classes - Class A, Class B and Class Y. Each class has different sales arrangements and bears different expenses. Each class represents interests in the assets of the Fund. Par value is one cent per share. Both full and fractional shares can be issued.

The Fund no longer issues stock certificates.

Voting rights

As a shareholder, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Shares of the Fund have cumulative voting rights. Each class has exclusive voting rights with respect to the provisions of the Fund's distribution plan that pertain to a particular class and other matters for which separate class voting is appropriate under applicable law.

Shareholder meetings

The Fund does not hold annual shareholder meetings. However, the board members may call meetings at their discretion, or on demand by holders of 10% or more of the outstanding shares, to elect or remove board members.

Board members and officers

Shareholders elect a board that oversees the operations of the Fund and chooses its officers. Its officers are responsible for day-to-day business decisions based on policies set by the board. The board has named an executive committee that has authority to act on its behalf between meetings. The board members serve on the boards of all 43 funds in the IDS MUTUAL FUND GROUP, except for Mr. Dudley, who is a board member of all 34 publicly offered funds.

Board members and officers of the Fund

President and interested board member

William R. Pearce
President of all funds in the IDS MUTUAL FUND GROUP.

Independent board members

Lynne V. Cheney
Distinguished fellow, American Enterprise Institute for Public
Policy Research.

Robert F. Froehlke
Former president of all funds in the IDS MUTUAL FUND GROUP.

Heinz F. Hutter
Former president and chief operating officer, Cargill, Inc.

Anne P. Jones
Attorney and telecommunications consultant.

Melvin R. Laird
Senior counsellor for national and international affairs, The
Reader's Digest Association, Inc.

Edson W. Spencer
Former chairman and chief executive officer, Honeywell, Inc.

Wheelock Whitney
Chairman, Whitney Management Company.

C. Angus Wurtele
Chairman of the board, The Valspar Corporation.

Interested board members who are officers and/or employees of AEFC

William H. Dudley
Executive vice president, AEFC.

David R. Hubers
President and chief executive officer, AEFC.

John R. Thomas
Senior vice president, AEFC.

Officers who also are officers and/or employees of AEFC

Peter J. Anderson
Vice president of all funds in the IDS MUTUAL FUND GROUP.

Melinda S. Urion
Treasurer of all funds in the IDS MUTUAL FUND GROUP.

Other officer

Leslie L. Ogg
Vice president, general counsel and secretary of all funds in the IDS MUTUAL FUND GROUP.

Refer to the SAI for the board members' and officers' biographies.

PAGE 31
Investment manager

The Fund pays AEFC for managing its assets.  Under its Investment
Management Services Agreement, AEFC is paid a fee for these services based on the average daily net assets of the Fund, as follows:

     Assets          Annual rate
     (billions)      at each asset level

     First $1.0      0.520%
     Next   1.0      0.495
     Next   1.0      0.470
     Next   3.0      0.445
     Next   3.0      0.420
     Over   9.0      0.395

For the fiscal year ended Aug. 31, 1996 the Fund paid AEFC a total investment management fee of 0.49% of its average daily net assets. Under the Agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses.

Administrator and transfer agent

The Fund pays AEFC for shareholder accounting and transfer agent services under two agreements. The first, the Administrative Services Agreement, has a declining annual rate beginning at 0.05% and decreasing to 0.025% as assets increase. The second, the Transfer Agency Agreement, has an annual fee per shareholder account for this service as follows:

        o   Class A   $15.50
        o   Class B   $16.50
        o   Class Y   $15.50

Distributor

The Fund has an exclusive distribution agreement with American Express Financial Advisors, a wholly owned subsidiary of AEFC. Financial advisors representing American Express Financial Advisors provide information to investors about individual investment programs, the Fund and its operations, new account applications, and exchange and redemption requests. The cost of these services is paid partially by the Fund's sales charges.

Persons who buy Class A shares pay a sales charge at the time of purchase. Persons who buy Class B shares are subject to a contingent deferred sales charge on a redemption in the first six years and pay an asset-based sales charge (also known as a 12b-1 plan) of 0.75% of the Fund's average daily net assets. Class Y shares are sold without a sales charge and without an asset-based sales charge.

Financial advisors may receive different compensation for selling Class A, Class B and Class Y shares. Portions of the sales charge also may be paid to securities dealers who have sold the Fund's PAGE 32 shares or to banks and other financial institutions. The amounts of those payments range from 0.8% to 4% of the Fund's offering price depending on the monthly sales volume.

Under a Shareholder Service Agreement, the Fund also pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares.

Total expenses paid by the Fund's Class A shares for the fiscal year ended Aug. 31, 1996, were 0.84% of its average daily net assets. Expenses for Class B and Class Y were 1.60% and 0.67%, respectively.

Total fees and expenses (excluding taxes and brokerage commissions) cannot exceed the most restrictive applicable state expense limitation.

About American Express Financial Corporation

General information

The AEFC family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.

Besides managing investments for all publicly offered funds in the IDS MUTUAL FUND GROUP, AEFC also manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management on Aug. 31, 1996 were more than $138 billion.

American Express Financial Advisors serves individuals and businesses through its nationwide network of more than 175 offices and more than 7,900 advisors.

Other AEFC subsidiaries provide investment management and related services for pension, profit sharing, employee savings and endowment funds of businesses and institutions.

AEFC is located at IDS Tower 10, Minneapolis, MN 55440-0010. It is a wholly owned subsidiary of American Express Company (American Express), a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285. The Fund may pay brokerage commissions to broker-dealer affiliates of AEFC.

PAGE 33
Appendix A

Description of corporate bond ratings

Bond ratings concern the quality of the issuing corporation. They are not an opinion of the market value of the security. Such ratings are opinions on whether the principal and interest will be repaid when due. A security's rating may change, which could affect its price. Ratings by Moody's Investors Service, Inc. are Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Ratings by Standard & Poor's Corporation are AAA, AA, A, BBB, BB, B, CCC, CC, C and D. The following is a compilation of the two agencies' rating descriptions. For further information, see the SAI.

Aaa/AAA - Judged to be of the best quality and carry the smallest degree of investment risk. Interest and principal are secure.

Aa/AA - Judged to be high-grade although margins of protection for interest and principal may not be quite as good as Aaa or AAA rated securities.

A - Considered upper-medium grade. Protection for interest and principal is deemed adequate but may be susceptible to future impairment.

Baa/BBB - Considered medium-grade obligations. Protection for interest and principal is adequate over the short-term; however, these obligations may have certain speculative characteristics.

Ba/BB - Considered to have speculative elements. The protection of interest and principal payments may be very moderate.

B - Lack characteristics of more desirable investments. There may be small assurance over any long period of time of the payment of interest and principal.

Caa/CCC - Are of poor standing. Such issues may be in default or there may be risk with respect to principal or interest.

Ca/CC - Represent obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C - Are obligations with a higher degree of speculation. These securities have major risk exposures to default.

D - Are in payment default. The D rating is used when interest payments or principal payments are not made on the due date.

Non-rated securities will be considered for investment when they possess a risk comparable to that of rated securities consistent with the Fund's objectives and policies. When assessing the risk involved in each non-rated security, the Fund will consider the financial condition of the issuer or the protection afforded by the terms of the security.

PAGE 34
Definitions of zero-coupon and pay-in-kind securities

A zero-coupon security is a security that is sold at a deep discount from its face value and makes no periodic interest payments. The buyer of such a security receives a rate of return by gradual appreciation of the security, which is redeemed at face value on the maturity date.

A pay-in-kind security is a security in which the issuer has the option to make interest payments in cash or in additional securities. The securities issued as interest usually have the same terms, including maturity date, as the pay-in-kind securities.

PAGE 35
Appendix B

Descriptions of derivative instruments

What follows are brief descriptions of derivative instruments the Fund may use. At various times the Fund may use some or all of these instruments and is not limited to these instruments. It may use other similar types of instruments if they are consistent with the Fund's investment goal and policies. For more information on these instruments, see the SAI.

Options and futures contracts. An option is an agreement to buy or sell an instrument at a set price during a certain period of time. A futures contract is an agreement to buy or sell an instrument for a set price on a future date. The Fund may buy and sell options and futures contracts to manage its exposure to changing interest rates, security prices and currency exchange rates. Options and futures may be used to hedge the Fund's investments against price fluctuations or to increase market exposure.

Asset-backed and mortgage-backed securities. Asset-backed securities include interests in pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases on various types of real and personal property, receivables from revolving credit (credit card) agreements or other categories of receivables. Mortgage-backed securities include collateralized mortgage obligations and stripped mortgage-backed securities. Interest and principal payments depend on payment of the underlying loans or mortgages. The value of these securities may also be affected by changes in interest rates, the market's perception of the issuers and the creditworthiness of the parties involved. The non-mortgage related asset-backed securities do not have the benefit of a security interest in the related collateral. Stripped mortgage-backed securities include interest only (IO) and principal only (PO) securities. Cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments on the underlying mortgage loans or mortgage-backed securities.

Indexed securities. The value of indexed securities is linked to currencies, interest rates, commodities, indexes or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

Inverse floaters. Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters.

PAGE 36
Structured products. Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option or a forward contract embedded in a note or any of a wide variety of debt, equity and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market and defaults by other parties.

                             STATEMENT OF ADDITIONAL INFORMATION

                                            FOR

                                        IDS BOND FUND

                                        Oct. 30, 1996


This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the Annual Report which may be obtained from your American Express financial advisor or by writing to American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534.

This SAI is dated Oct. 30, 1996, and it is to be used with the prospectus dated Oct. 30, 1996, and the Annual Report for the fiscal year ended Aug. 31, 1996.

PAGE 38
                                      TABLE OF CONTENTS

Goal and Investment Policies......................See Prospectus

Additional Investment Policies................................p. 3

Security Transactions.........................................p. 6

Brokerage Commissions Paid to Brokers Affiliated with
American Express Financial Corporation........................p. 8

Performance Information.......................................p. 9

Valuing Fund Shares...........................................p. 11

Investing in the Fund.........................................p. 11

Redeeming Shares..............................................p. 15

Pay-out Plans.................................................p. 16

Capital Loss Carryover........................................p. 17

Taxes.........................................................p. 17

Agreements....................................................p. 18

Board Members and Officers....................................p. 21

Custodian.....................................................p. 25

Independent Auditors..........................................p. 25

Financial Statements..............................See Annual Report

Prospectus....................................................p. 25

Appendix A:  Foreign Currency Transactions....................p. 26

Appendix B:  Options and Interest Rate Futures Contracts......p. 31

Appendix C:  Mortgage-Backed Securities.......................p. 37

Appendix D:  Dollar-Cost Averaging............................p. 38

PAGE 39
ADDITIONAL INVESTMENT POLICIES

These are investment policies in addition to those presented in the prospectus. Unless holders of a majority of the outstanding voting securities agree to make the change the Fund will not:

'Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

'Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing. The Fund has not borrowed in the past and has no present intention to borrow.

'Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

'Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means no more than 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

'Purchase more than 10% of the outstanding voting securities of an issuer.

'Invest more than 5% of its total assets in securities of any one company, government or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

'Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

'Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

'Purchase securities of an issuer if the board members and officers of the Fund and of American Express Financial Corporation (AEFC) hold more than a certain percentage of the issuer's outstanding securities. If the holdings of all board members and officers of the Fund and of AEFC who own more than 0.5% of an issuer's securities are added together, and if in total they own more than 5%, the Fund will not purchase securities of that issuer.

PAGE 40
'Lend Fund securities in excess of 30% of its net assets. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund gets the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless the investment manager believes the opportunity for additional income outweighs the risks.

Unless changed by the board the Fund will not:

Buy on margin or sell short, but it may make margin payments in connection with transactions in stock index futures contracts.

'Pledge or mortgage its assets beyond 15% of total assets, buy securities on margin, sell short or purchase commodity contracts, except the Fund may enter into futures contracts. If the Fund were ever to pledge or mortgage its assets, valuation of all of its assets would continue to be based on market values.

'Invest more than 5% of its total assets in securities of companies, including any predecessors, that have a record of less than three years continuous operations.

'Invest more than 10% of its total assets in securities of investment companies.

'Invest in a company to control or manage it.

'Invest in exploration or development programs for oil, gas or mineral leases.

'Invest more than 5% of its net assets in warrants. Under one state's law no more than 2% of the Fund's net assets may be invested in warrants not listed on the New York or American Stock
Exchange.

'Invest more than 10% of the Fund's net assets in securities and derivative instruments that are illiquid. For purposes of this policy illiquid securities include some privately placed securities, public securities and Rule 144A securities that for one reason or another may no longer have a readily available market, loans and loan participations, repurchase agreements with maturities greater than seven days, non-negotiable fixed-time deposits and over-the-counter options.

In determining the liquidity of Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities, the investment manager, under guidelines established by the board, will consider any relevant

PAGE 41
factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the investment manager, under guidelines established by the board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

Loans, loan participations and interests in securitized loan pools are interests in amounts owed by a corporate, governmental or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lender or other financial intermediary.

The Fund may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). Under normal market conditions, the Fund does not intend to commit more than 5% of its total assets to these practices. The Fund does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Fund will designate cash or liquid high-grade debt securities at least equal in value to its commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Fund's total assets the same as owned securities.

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. The cash-equivalent investments the fund may use are short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. Any cash-equivalent investments in foreign securities will be subject to the limitations on foreign investments described in the prospectus. The Fund also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's Investors Service, Inc. (Moody's)or Standard & Poor's Corporation (S&P) or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. A risk of a repurchase agreement is that if the seller seeks the protection of the bankruptcy laws, the Fund's ability to liquidate the security involved could be impaired.

PAGE 42
Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

For a discussion about foreign currency transactions, see Appendix
A. For a discussion on options and interest rate futures contracts, see Appendix B. For a discussion on mortgage-backed securities, see Appendix C.

SECURITY TRANSACTIONS

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held or sold. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and most favorable execution except where otherwise authorized by the board.

AEFC has a strict Code of Ethics that prohibits its affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for any fund in the IDS MUTUAL FUND GROUP. AEFC carefully monitors compliance with its Code of Ethics.

Normally, the Fund's securities are traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities to the funds in the IDS MUTUAL FUND GROUP and other funds for which it acts as investment advisor.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software or personal contact by PAGE 43 telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has assured the Fund that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions shall be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all the funds in the IDS MUTUAL FUND GROUP even though it is not possible to relate the benefits to any particular fund or account.

Each investment decision made for the Fund is made independently from any decision made for another fund in the IDS MUTUAL FUND GROUP or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another fund or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. AEFC has assured the Fund it will continue to seek ways to reduce brokerage costs.

PAGE 44
On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency and research services.

The Fund paid total brokerage commissions of $49,696 for the fiscal year ended Aug. 31, 1996, $71,924 for fiscal year 1995, and $59,965 for fiscal year 1994. Substantially all firms through whom transactions were executed provide research services.

No transactions were directed to brokers because of research services they provided to the Fund.

As of the fiscal year ended Aug. 31, 1996, the Fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:

                          Value of Securities
                          Owned at End of
Name of Issuer            Fiscal Year
Bank America              $18,181,620
Merrill Lynch              11,685,291
Salomon Brothers, Inc.     31,235,950
Dean Witter                 8,094,004
Goldman Sachs               9,561,840
Nations Bank               13,498,687
First Chicago               8,773,069

The portfolio turnover rate was 45% in the fiscal year ended Aug.
31, 1996, and 43% in fiscal year 1995.

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH AMERICAN
EXPRESS FINANCIAL CORPORATION

Affiliates of American Express Company (American Express) (of which AEFC is a wholly owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the Fund's board and to the extent consistent with applicable provisions of the federal securities laws. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and
(ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

AEFC may direct brokerage to compensate an affiliate. AEFC will receive research on South Africa from New Africa Advisors, a wholly-owned subsidiary of Sloan Financial Group. AEFC owns 100% of IDS Capital Holdings Inc. which in turn owns 40% of Sloan
Financial Group. New Africa Advisors will send research to AEFC and in turn AEFC will direct trades to a particular broker. The PAGE 45 broker will have an agreement to pay New Africa Advisors. All transactions will be on a best execution basis. Compensation received will be reasonable for the services rendered.

No brokerage commissions were paid to brokers affiliated with AEFC for the three most recent fiscal years.

PERFORMANCE INFORMATION

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

Average annual total return

The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                        P(1+T)n = ERV

where:      P = a hypothetical initial payment of $1,000
            T = average annual total return
            n = number of years
          ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Aggregate total return

The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                           ERV - P
                                              P

where:    P  =  a hypothetical initial payment of $1,000
        ERV  =  ending redeemable value of a hypothetical $1,000
                payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

Annualized yield

The Fund may calculate an annualized yield for a class by dividing the net investment income per share deemed earned during a period by the net asset value per share on the last day of the period and annualizing the results.

PAGE 46
Yield is calculated according to the following formula:

                                 Yield  = 2[(a-b + 1)6 - 1]
                                 cd

where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements
           c = the average daily number of shares outstanding during the period that were entitled to receive dividends
           d = the maximum offering price per share on the last day of the period

The Fund's annualized yield was 6.77% for Class A, 6.35% for Class B and 7.30% for Class Y for the 30-day period ended Aug. 30, 1996.

The Fund's yield, calculated as described above according to the formula prescribed by the SEC, is a hypothetical return based on market value yield to maturity for the Fund's securities. It is not necessarily indicative of the amount which was or may be paid to the Fund's shareholders. Actual amounts paid to Fund shareholders are reflected in the distribution yield.

Distribution yield

Distribution yield is calculated according to the following formula:

                               D   divided by  POP F equals  DY
                  30               30

where:     D = sum of dividends for 30-day period
         POP = sum of public offering price for 30-day period
           F = annualizing factor
          DY = distribution yield

The Fund's distribution yield was 7.18% for Class A, 6.79% for
Class B and 7.73% for Class Y for the 30-day period ended Aug. 30,
1996.

In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

PAGE 47
VALUING FUND SHARES

The value of an individual share for each class is determined by using the net asset value before shareholder transactions for the day. On Sept. 3, 1996, the first business day following the end of the fiscal year, the computation looked like this:

            Net assets before                       Shares outstanding               Net asset value
            shareholder transactions                at end of previous day           of one share
Class A        $2,565,523,156             divided by 514,132,897            equals   $4.99
Class B           848,592,110                        170,058,539                      4.99
Class Y            87,829,220                         17,601,046                      4.99

In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

The Exchange, AEFC and the Fund will be closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial
Day, Independence Day, Labor Day, Thanksgiving Day and Christmas
Day.

INVESTING IN THE FUND

Sales Charge

Shares of the Fund are sold at the public offering price determined at the close of business on the day an application is accepted.
The public offering price is the net asset value of one share plus a sales charge, if applicable. For Class B and Class Y, there is no initial sales charge so the public offering price is the same as the net asset value. For Class A, the public offering price for an investment of less than $50,000, made Sept. 3, 1996, was determined by dividing the net asset value of one share, $4.99, by 0.95 (1.00-
0.05 for a maximum 5% sales charge) for a public offering price of $5.25. The sales charge is paid to American Express Financial Advisors by the person buying the shares.

Class A - Calculation of the Sales Charge

Sales charges are determined as follows:

                                       Within each increment,
                                         sales charge as a
                                           percentage of:
                             Public                      Net
Amount of Investment       Offering Price           Amount Invested

First     $   50,000           5.0%                      5.26%
Next          50,000           4.5                       4.71
Next         400,000           3.8                       3.95
Next         500,000           2.0                       2.04
$1,000,000 or more             0.0                       0.00

Sales charges on an investment greater than $50,000 and less than $1,000,000 are calculated for each increment separately and then totaled. The resulting total sales charge, expressed as a

PAGE 48
percentage of the public offering price and of the net amount invested, will vary depending on the proportion of the investment at different sales charge levels.

For example, compare an investment of $60,000 with an investment of $85,000. The $60,000 investment is composed of $50,000 that incurs a sales charge of $2,500 (5.0% x $50,000) and $10,000 that incurs a sales charge of $450 (4.5% x $10,000). The total sales charge of $2,950 is 4.92% of the public offering price and 5.17% of the net amount invested.

In the case of the $85,000 investment, the first $50,000 also incurs a sales charge of $2,500 (5.0% x $50,000) and $35,000 incurs a sales charge of $1,575 (4.5% x $35,000). The total sales charge of $4,075 is 4.79% of the public offering price and 5.04% of the net amount invested.

The following table shows the range of sales charges as a percentage of the public offering price and of the net amount invested on total investments at each applicable level.

                                     On total investment, sales
                                      charge as a percentage of
                                      Public               Net
                                 Offering Price     Amount Invested
Amount of Investment                        ranges from:

First     $ 50,000                     5.00%              5.26%
More than   50,000 to 100,000     5.00-4.50          5.26-4.71
More than  100,000 to 500,000     4.50-3.80          4.71-3.95
More than  500,000 to 999,999     3.80-2.00          3.95-2.04
$1,000,000 or more                0.00               0.00

The initial sales charge is waived for certain qualified plans that meet the requirements described in the prospectus. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The deferred sales charge on certain redemptions will be waived if the redemption is a result of a participant's death, disability, retirement, attaining age 59 1/2, loans or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge

                                   Number of Participants

Total Plan Assets                 1-99        100 or more

Less than $1 million               4%             0%

$1 million or more                 0%             0%

Class A - Reducing the Sales Charge

Sales charges are based on the total amount of your investments in the Fund. The amount of all prior investments plus any new purchase is referred to as your "total amount invested." For PAGE 49 example, suppose you have made an investment of $20,000 and later decide to invest $40,000 more. Your total amount invested would be $60,000. As a result, $10,000 of your $40,000 investment qualifies for the lower 4.5% sales charge that applies to investments of more than $50,000 and up to $100,000.

The total amount invested includes any shares held in the Fund in the name of a member of your primary household group. (The Primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interest.)
For instance, if your spouse already has invested $20,000 and you want to invest $40,000, your total amount invested will be $60,000 and therefore you will pay the lower charge of 4.5% on $10,000 of the $40,000.

Until a spouse remarries, the sales charge is waived for spouses and unmarried children under 21 of deceased board members, officers or employees of the Fund or AEFC or its subsidiaries and deceased advisors.

The total amount invested also includes any investment you or your immediate family already have in the other publicly offered funds in the IDS MUTUAL FUND GROUP where the investment is subject to a sales charge. For example, suppose you already have an investment of $30,000 in another IDS Fund. If you invest $40,000 more in this Fund, your total amount invested in the funds will be $70,000 and therefore $20,000 of your $40,000 investment will incur a 4.5% sales charge.

Finally, Individual Retirement Account (IRA) purchases, or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar entity, may be added together to reduce sales charges for shares purchased through that plan.

Class A - Letter of Intent (LOI)

If you intend to invest $1 million over a period of 13 months, you can reduce the sales charges in Class A by filing a LOI. The agreement can start at any time and will remain in effect for 13 months. Your investment will be charged normal sales charges until you have invested $1 million. At that time, your account will be credited with the sales charges previously paid. Class A investments made prior to signing an LOI may be used to reach the $1 million total, excluding Cash Management Fund and Tax-Free Money Fund. However, we will not adjust for sales charges on investments made prior to the signing of the LOI. If you do not invest $1 million by the end of 13 months, there is no penalty, you'll just miss out on the sales charge adjustment. A LOI is not an option (absolute right) to buy shares.

Here's an example. You file a LOI to invest $1 million and make an investment of $100,000 at that time. You pay the normal 5% sales charge on the first $50,000 and 4.5% sales charge on the next $50,000 of this investment. Let's say you make a second PAGE 50 investment of $900,000 (bringing the total up to $1 million) one month before the 13-month period is up. On the date that you bring your total to $1 million, AEFC makes an adjustment to your account. The adjustment is made by crediting your account with additional shares, in an amount equivalent to the sales charge previously paid.

Systematic Investment Programs

After you make your initial investment of $2,000 or more, you can arrange to make additional payments of $100 or more on a regular basis. These minimums do not apply to all systematic investment programs. You decide how often to make payments - monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time. If there is no obligation, why do it? Putting money aside is an important part of financial planning. With a systematic investment program, you have a goal to work for.

How does this work? Your regular investment amount will purchase more shares when the net asset value per share decreases, and fewer shares when the net asset value per share increases. Each purchase is a separate transaction. After each purchase your new shares will be added to your account. Shares bought through these programs are exactly the same as any other fund shares. They can be bought and sold at any time. A systematic investment program is not an option or an absolute right to buy shares.

The systematic investment program itself cannot ensure a profit, nor can it protect against a loss in a declining market. If you decide to discontinue the program and redeem your shares when their net asset value is less than what you paid for them, you will incur a loss.

For a discussion on dollar-cost averaging, see Appendix D.

Automatic Directed Dividends

Dividends, including capital gain distributions, paid by another fund in the IDS MUTUAL FUND GROUP subject to a sales charge, may be used to automatically purchase shares in the same class of this Fund without paying a sales charge. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into one fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express
Trust Company acts as custodian;

Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse);

PAGE 51
Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors
Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read its prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REDEEMING SHARES

You have a right to redeem your shares at any time. For an explanation of redemption procedures, please see the prospectus.

During an emergency, the board can suspend the computation of net asset value, stop accepting payments for purchase of shares or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

'The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

'Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

'The SEC, under the provisions of the Investment Company Act of 1940 (the 1940 Act), as amended, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstancs, the securities distributed would be valued as set forth in the prospectus. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

PAGE 52
PAY-OUT PLANS

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem Class B shares you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please write or call American Express Shareholder Service, P.O. Box 534, Minneapolis, MN 55440-0534, 612-671-3733. Your authorization must be received in the Minneapolis headquarters at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you'll have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1:  Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose.
This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2:  Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

PAGE 53
Plan #3:  Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4:  Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.

CAPITAL LOSS CARRYOVER

For federal income tax purposes, the Fund had capital loss carryover of $12,597,428 at Aug. 31, 1996, that will expire in 2003.

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired.

TAXES

If you buy shares in the Fund and then exchange into another fund, it is considered a sale and subsequent purchase of shares. Under the tax laws, if this exchange is done within 91 days, any sales charge waived on Class A shares on a subsequent purchase of shares applies to the new shares acquired in the exchange. Therefore, you cannot create a tax loss or reduce a tax gain attributable to the sales charge when exchanging shares within 91 days.

Retirement Accounts

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a sale of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 5% ($100) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of PAGE 54 that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the fiscal year ended Aug. 31, 1996, 0.9% of the Fund's net investment income dividends qualified for the corporate deduction.

Capital gain distributions received by individual and corporate shareholders, if any, should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or if 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state and local income tax laws to Fund distributions.

AGREEMENTS

Investment Management Services Agreement

The Fund has an Investment Management Services Agreement with AEFC. For its services, AEFC is paid a fee based on the following schedule:

Assets              Annual rate at
(billions)          each asset level

First $1.0              0.520%
Next   1.0              0.495
Next   1.0              0.470
Next   3.0              0.445
Next   3.0              0.420
Over   9.0              0.395

On Aug. 31, 1996, the daily rate applied to the Fund's net assets was equal to 0.488% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

PAGE 55
The management fee is paid monthly. Under the agreement, the total amount paid was $16,984,406 for the fiscal year ended Aug. 31, 1996, $13,073,299 for fiscal year 1995, and $12,577,197 for fiscal year 1994.

Under the current agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; Fund office expenses; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities of the Fund; and expenses properly payable by the Fund, approved by the board. Under the agreement, the Fund paid nonadvisory expenses of $1,317,590 for the fiscal year ended Aug. 31, 1996, $1,093,511 for fiscal year 1995, and $858,165 for fiscal year 1994.

Administrative Services Agreement

The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

     Assets          Annual rate
     (billions)      each asset level

     First $1.0      0.050%
     Next   1.0      0.045
     Next   1.0      0.040
     Next   3.0      0.035
     Next   3.0      0.030
     Over   9.0      0.025

On Aug. 31, 1996, the daily rate applied to the Fund's net assets was equal to 0.044% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $1,517,544 for the fiscal year ended Aug. 31, 1996.

Transfer Agency Agreement

The Fund has a Transfer Agency Agreement with AEFC. This agreement governs AEFC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AEFC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A and Class Y is $15.50 per year and for Class B is $16.50 per year. The fees paid to AEFC may be changed from time to time upon agreement of the parties without shareholder approval. Under the agreement, the Fund paid fees of $3,631,149 for the fiscal year ended Aug. 31, 1996.

PAGE 56
Distribution Agreement

Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to American Express Financial Advisors daily. These charges amounted to $12,491,616 for the fiscal year ended Aug. 31, 1996. After paying commissions to personal financial advisors, and other expenses, the amount retained was -$2,546,886. The amounts were $7,800,870 and $545,125 for fiscal year 1995, and $9,286,207 and $3,244,957 for fiscal year
1994.

Additional information about commissions and compensation for the fiscal year ended Aug. 31, 1996, is contained in the following table:

(1)           (2)             (3)             (4)           (5)
              Net             Compensation
Name of       Underwriting    on Redemption
Principal     Discounts and   and             Brokerage     Other
Underwriter   Commissions     Repurchases     Commissions   Compensation
AEFC          None            None            None          $6,447,035*

American
Express
Financial
Advisors      $12,491,616     None            None          None

*Distribution fees paid pursuant to the Plan and Agreement of Distribution.

Shareholder Service Agreement

The Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares.

Plan and Agreement of Distribution

For Class B shares, to help American Express Financial Advisors defray the cost of distribution and servicing, not covered by the sales charges received under the Distribution Agreement, the Fund and American Express Financial Advisors entered into a Plan and Agreement of Distribution (Plan). These costs cover almost all aspects of distributing the Fund's shares except compensation to the sales force. A substantial portion of the costs are not specifically identified to any one fund in the IDS MUTUAL FUND GROUP. Under the Plan, American Express Financial Advisors is paid a fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote PAGE 57 of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the Fund's Class B shares or by American Express Financial Advisors.
The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act, as amended. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person, has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the fiscal year ended Aug. 31, 1996, under the agreement, the Fund paid fees of $6,447,035.

Total fees and expenses

Total fees and nonadvisory expenses cannot exceed the most restrictive applicable state limitation. Currently, the most restrictive applicable state expense limitation, subject to exclusion of certain expenses, is 2.5% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million and 1.5% of average daily net assets over $100 million, on an annual basis. At the end of each month, if the fees and expenses of the Fund exceed this limitation for the Fund's fiscal year in progress, AEFC will assume all expenses in excess of the limitation. AEFC then may bill the Fund for such expenses in subsequent months up to the end of that fiscal year, but not after that date. No interest charges are assessed by AEFC for expenses it assumes. The Fund paid total fees and nonadvisory expenses of $35,770,036 for the fiscal year ended Aug. 31, 1996.

BOARD MEMBERS AND OFFICERS

The following is a list of the Fund's board members who, except for Mr. Dudley, also are board members of all other funds in the IDS MUTUAL FUND GROUP. Mr. Dudley is a board member of the 34 publicly offered funds. All shares have cumulative voting rights with respect to the election of board members.

Lynne V. Cheney'
Born in 1941
American Enterprise Institute
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C.

Distinguished Fellow AEI. Former Chair of National Endowment of the Humanities. Director, The Reader's Digest Association Inc.,
Lockheed-Martin, the Interpublic Group of Companies, Inc.
(advertising), and FPL Group, Inc. (holding company for Florida
Power and Light).
PAGE 58
William H. Dudley**
Born in 1932
2900 IDS Tower
Minneapolis, MN

Executive vice president and director of AEFC.

Robert F. Froehlke+
Born in 1922
1201 Yale Place
Minneapolis, MN

Former president of all funds in the IDS MUTUAL FUND GROUP. Director, the ICI Mutual Insurance Co., Institute for Defense Analyses, Marshall Erdman and Associates, Inc. (architectural engineering) and Public Oversight Board of the American Institute of Certified Public Accountants.

David R. Hubers+**
Born in 1943
2900 IDS Tower
Minneapolis, MN

President, chief executive officer and director of AEFC.
Previously, senior vice president, finance and chief financial officer of AEFC.

Heinz F. Hutter+'
Born in 1929
P.O. Box 2187
Minneapolis, MN

Former president and chief operating officer, Cargill, Incorporated (commodity merchants and processors).

Anne P. Jones
Born in 1935
5716 Bent Branch Rd.
Bethesda, MD

Attorney and telecommunications consultant. Former partner, law firm of Sutherland, Asbill & Brennan. Director, Motorola, Inc. and C-Cor Electronics, Inc.

Melvin R. Laird
Born in 1922
Reader's Digest Association, Inc.
1730 Rhode Island Ave., N.W.
Washington, D.C.

Senior counsellor for national and international affairs, The Reader's Digest Association, Inc. Former nine-term congressman, secretary of defense and presidential counsellor. Director, Martin Marietta Corp., Metropolitan Life Insurance Co., The Reader's Digest Association, Inc., Science Applications International Corp., Wallace Reader's Digest Funds and Public Oversight Board (SEC Practice Section, American Institute of Certified Public
Accountants).
PAGE 59
William R. Pearce+*
Born in 1927
901 S. Marquette Ave.
Minneapolis, MN

President of all funds in the IDS MUTUAL FUND GROUP since June
1993.  Former vice chairman of the board, Cargill, Incorporated
(commodity merchants and processors).

Edson W. Spencer+
Born in 1926
4900 IDS Center
80 S. 8th St.
Minneapolis, MN

President, Spencer Associates Inc. (consulting). Former chairman of the board and chief executive officer, Honeywell Inc. Director, Boise Cascade Corporation (forest products). Member of
International Advisory Council of NEC (Japan).

John R. Thomas**
Born in 1937
2900 IDS Tower
Minneapolis, MN

Senior vice president and director of AEFC.

Wheelock Whitney+
Born in 1926
1900 Foshay Tower
821 Marquette Ave.
Minneapolis, MN

Chairman, Whitney Management Company (manages family assets).

C. Angus Wurtele'
Born in 1934
Valspar Corporation
Suite 1700
Foshay Tower
Minneapolis, MN

Chairman of the board and retired chief executive officer, The
Valspar Corporation (paints).  Director, Bemis Corporation
(packaging), Donaldson Company (air cleaners & mufflers) and
General Mills, Inc. (consumer foods).

+ Member of executive committee.
' Member of joint audit committee.
* Interested person by reason of being an officer and employee of the Fund.
**Interested person by reason of being an officer, board member, employee and/or shareholder of AEFC or American Express.

The board also has appointed officers who are responsible for day-to-day business decisions based on policies it has established.

In addition to Mr. Pearce, who is president, the Fund's other officers are:

Leslie L. Ogg
Born in 1938
901 S. Marquette Ave.
Minneapolis, MN

Vice president, general counsel and secretary of all funds in the IDS MUTUAL FUND GROUP.

Officers who also are officers and/or employees of AEFC

Peter J. Anderson
Born in 1942
IDS Tower 10
Minneapolis, MN

Vice president-investments of all funds in the IDS MUTUAL FUND
GROUP.  Director and senior vice president-investments of AEFC.

Melinda S. Urion
Born in 1953
IDS Tower 10
Minneapolis, MN

Treasurer of all funds in the IDS MUTUAL FUND GROUP. Director, senior vice president and chief financial officer of AEFC.
Director and executive vice president and controller of IDS Life
Insurance Company.

Members of the board who are not officers of the Fund or of AEFC receive an annual fee of $2,600 and the chair of the Contracts Committee receives an additional $90. Board members receive a $50 per day attendance fee for board meetings. The attendance fee for meetings of the Contracts and Investment Review Committees is $50; for meetings of the Audit Committee and Personnel Committee $25 and for traveling from out-of-state $8. Expense for attending meetings are reimbursed.

During the fiscal year ended Aug. 31, 1996, the members of the board, for attending up to 23 meetings, received the following compensation:

PAGE 61
                                     Compensation Table
                                   Pension or
                    Aggregate      Retirement       Estimated     Total cash
                    compensation   benefits         annual        compensation
                    from the       accrued as       benefit upon  from the IDS
Board member        Fund           Fund expenses*   retirement    MUTUAL FUND GROUP
Lynne V. Cheney     $3,817         $1,754           $1,750        $69,300
Robert F. Froehlke   3,811          5,547            1,750         69,100
Heinz F. Hutter      3,827          2,781              846         69,300
Anne P. Jones        3,857          1,689            1,750         70,800
Donald M. Kendall    2,575          1,716            1,750         46,000
(part of year)
Melvin R. Laird      3,908          3,481            1,750         72,900
Lewis W. Lehr        2,626             --            1,706         48,000
(part of year)
Edson W. Spencer     3,966            480              933         75,100
Wheelock Whitney     3,841          2,914            1,750         70,300
C. Angus Wurtele     3,758          3,007            1,735         66,800

On Aug. 31, 1996, the Fund's board members and officers as a group owned less than 1% of the outstanding shares. During the fiscal year ended Aug. 31, 1996, no board member or officer earned more than $60,000 from this Fund. All board members and officers as a group earned $102,926, including $23,369 of retirement plan benefits, from this Fund.

* The Fund had a retirement plan for its independent board members. The plan was terminated April 30, 1996.

CUSTODIAN

The Fund's securities and cash are held by First Bank National Association, 180 E. Fifth St., St. Paul, MN 55101-1631, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the Custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

INDEPENDENT AUDITORS

The financial statements contained in the Annual Report to shareholders for the fiscal year ended Aug. 31, 1996, were audited by independent auditors, KPMG Peat Marwick LLP, 4200 Norwest Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

FINANCIAL STATEMENTS

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the 199_ Annual Report to shareholders, pursuant to Section 30(d) of the Investment Company Act of 1940, as amended, are hereby incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference.

PROSPECTUS

The prospectus for IDS Bond Fund dated Oct. 30, 1996, is hereby incorporated in this SAI by reference.
PAGE 62
APPENDIX A

FOREIGN CURRENCY TRANSACTIONS

Since investments in foreign countries usually involve currencies of foreign countries, and since the Fund may hold cash and cash-equivalent investments in foreign currencies, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies.

Spot Rates and Forward Contracts. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. A forward contract involves an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the contract date, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements. No commissions are charged at any stage for trades.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may suffer a substantial decline against another currency. It may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of such securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain.
The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

PAGE 63
The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although such forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference PAGE 64
(spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. The Fund may buy put and write covered call options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that

PAGE 65
currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions. Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for the purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to sell currencies. It also may buy put options and write covered call options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations. All futures contracts are aggregated for purposes of the percentage limitations.
PAGE 66
Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the values of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

PAGE 67
APPENDIX B

OPTIONS AND INTEREST RATE FUTURES CONTRACTS

The Fund may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market. The Fund may enter into interest rate futures contracts traded on any U.S. or foreign exchange. The Fund also may buy or write put and call options on these futures. Options in the over-the-counter market will be purchased only when the investment manager believes a liquid secondary market exists for the options and only from dealers and institutions the investment manager believes present a minimal credit risk. Some options are exercisable only on a specific date. In that case, or if a liquid secondary market does not exist, the Fund could be required to buy or sell securities at disadvantageous prices, thereby incurring losses.

OPTIONS. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition the buyer generally pays a broker a commission. The writer receives a premium, less a commission, at the time the option is written. The cash received is retained by the writer whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

Options can be used to produce incremental earnings, protect gains and facilitate buying and selling securities for investment purposes. The use of options and futures contracts may benefit the Fund and its shareholders by improving the Fund's liquidity and by helping to stabilize the value of its net assets.

Buying options. Put and call options may be used as a trading technique to facilitate buying and selling securities for investment reasons. Options are used as a trading technique to take advantage of any disparity between the price of the underlying security in the securities market and its price on the options market. It is anticipated the trading technique will be utilized only to effect a transaction when the price of the security plus PAGE 68 the option price will be as good or better than the price at which the security could be bought or sold directly. When the option is purchased, the Fund pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record-keeping and tax purposes, the price obtained on the purchase of the underlying security will be the combination of the exercise price, the premium and both commissions. When using options as a trading technique, commissions on the option will be set as if only the underlying securities were traded.

Put and call options also may be held by the Fund for investment purposes. Options permit the Fund to experience the change in the value of a security with a relatively small initial cash investment. The risk the Fund assumes when it buys an option is the loss of the premium. To be beneficial to the Fund, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and subsequent sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Writing covered options. The Fund will write covered options when it feels it is appropriate and will follow these guidelines:

'Underlying securities will continue to be bought or sold solely on the basis of investment considerations consistent with the Fund's goal.

'All options written by the Fund will be covered. For covered call options if a decision is made to sell the security, the Fund will attempt to terminate the option contract through a closing purchase transaction.

'The Fund will write options only as permitted under federal or state laws or regulations, such as those that limit the amount of total assets subject to the options. While no limit has been set by the Fund, it will conform to the requirements of those states. For example, California limits the writing of options to 50% of the assets of a fund.

Net premiums on call options closed or premiums on expired call options are treated as short-term capital gains. Since the Fund is taxed as a regulated investment company under the Internal Revenue Code, any gains on options and other securities held less than three months must be limited to less than 30% of its annual gross income.

If a covered call option is exercised, the security is sold by the Fund. The Fund will recognize a capital gain or loss based upon the difference between the proceeds and the security's basis.

PAGE 69
Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board Options Exchange (CBOE) or NASDAQ will be valued at the last-quoted sales price or, if such a price is not readily available, at the mean of the last bid and asked prices.

FUTURES CONTRACTS. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. They have been established by boards of trade which have been designated contracts markets by the Commodity Futures Trading Commission (CFTC). Futures contracts trade on these markets in a manner similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on such debt securities as long-term U.S. Treasury bonds, Treasury notes, GNMA modified pass-through mortgage-backed securities, three-month U.S. Treasury bills and bank certificates of deposit. While futures contracts based on debt securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, the futures contract is terminated by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund immediately is paid the difference and realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, closing out a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss. At the time a futures contract is made, a good-faith deposit called initial margin is set up within a segregated account at the Fund's custodian bank. The initial margin deposit is approximately 1.5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day the Fund would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash markets.

The purpose of a futures contract, in the case of a portfolio holding long-term debt securities, is to gain the benefit of changes in interest rates without actually buying or selling long-term debt securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, it might enter into futures contracts to sell securities which would have much the same effect as selling some of the long-term bonds it owned.

PAGE 70
Futures contracts are based on types of debt securities referred to above, which have historically reacted to an increase or decline in interest rates in a fashion similar to the debt securities the Fund owns. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. If, on the other hand, the Fund held cash reserves and interest rates were expected to decline, the Fund might enter into interest rate futures contracts for the purchase of securities. If short-term rates were higher than long-term rates, the ability to continue holding these cash reserves would have a very beneficial impact on the Fund's earnings. Even if short-term rates were not higher, the Fund would still benefit from the income earned by holding these short-term investments. At the same time, by entering into futures contracts for the purchase of securities, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. But by using futures contracts as an investment tool, given the greater liquidity in the futures market than in the cash market, it might be possible to accomplish the same result more easily and more quickly.
Successful use of futures contracts depends on the investment manager's ability to predict the future direction of interest rates. If the investment manager's prediction is incorrect, the Fund would have been better off had it not entered into futures contracts.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date, an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into such a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Furthermore, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily and that change is reflected in the net asset value of the Fund.

RISKS. There are risks in engaging in each of the management tools described above. The risk the Fund assumes when it buys an option is the loss of the premium paid for the option. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

PAGE 71
The risk involved in writing options on futures contracts the Fund owns, or on securities held in its portfolio, is that there could be an increase in the market value of such contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. The Fund could enter into a closing transaction by purchasing an option with the same terms as the one it had previously sold. The cost to close the option and terminate the Fund's obligation, however, might be more or less than the premium received when it originally wrote the option. Furthermore, the Fund might not be able to close the option because of insufficient activity in the options market.

A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts may not correlate perfectly with the behavior of the cash prices of the Fund's securities. The correlation may be distorted because the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

Another risk is that the Fund's investment manager could be incorrect in anticipating as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and interest rates declined instead, the Fund would lose money on the sale.

TAX TREATMENT. As permitted under federal income tax laws, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. Such an election may result in the Fund being required to defer recognizing losses incurred by entering into futures contracts and losses on underlying securities identified as being hedged against.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether such option is a section 1256 contract . If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term. Certain provisions of the Internal Revenue Code may also limit the Fund's ability to engage in futures contracts and related options transactions. For example, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its assets must consist of cash, government securities and other securities, subject to certain diversification requirements. Less than 30% of its gross income must be derived from sales of securities held less than three months.

PAGE 72
The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements. In order to avoid realizing a gain within the three-month period, the Fund may be required to defer closing out a contract beyond the time when it might otherwise be advantageous to do so. The Fund also may be restricted in purchasing put options for the purpose of hedging underlying securities because of applying the short sale holding period rules with respect to such underlying securities.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

PAGE 73
APPENDIX C

MORTGAGE-BACKED SECURITIES

A mortgage pass-through certificate is one that represents an interest in a pool, or group, of mortgage loans assembled by the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association
(FNMA) or non-governmental entities. In pass-through certificates, both principal and interest payments, including prepayments, are passed through to the holder of the certificate. Prepayments on underlying mortgages result in a loss of anticipated interest, and the actual yield (or total return) to the Fund, which is influenced by both stated interest rates and market conditions, may be different than the quoted yield on certificates. Some U.S. government securities may be purchased on a when-issued basis, which means that it may take as long as 45 days after the purchase before the securities are delivered to the Fund.

Stripped Mortgage-Backed Securities. The Fund may invest in stripped mortgage-backed securities. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. On an IO, if prepayments of principal are greater than anticipated, an investor may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

Mortgage-Backed Security Spread Options. The Fund may purchase mortgage-backed security (MBS) put spread options and write covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. MBS spread options are traded in the OTC market and are of short duration, typically one to two months. The Fund would buy or sell covered MBS call spread options in situations where mortgage-backed securities are expected to underperform like-duration Treasury securities.

PAGE 74
APPENDIX D

DOLLAR-COST AVERAGING

A technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares in a fund to meet long-term goals.

Dollar-cost averaging

___________________________________________________________________
Regular             Market Price            Shares
Investment          of a Share              Acquired
 $100                $6.00                    16.7
  100                 4.00                    25.0
  100                 4.00                    25.0
  100                 6.00                    16.7
  100                 5.00                    20.0
 $500               $25.00                   103.4

Average market price of a share over 5 periods:
$5.00 ($25.00 divided by 5).
The average price you paid for each share:
$4.84 ($500 divided by 103.4).

Independent auditors' report

The board and shareholders
IDS Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of IDS Bond Fund, Inc. as of August 31, 1996, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period ended August 31, 1996. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, and securities on loan, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Bond Fund, Inc. at August 31, 1996, and the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
October 4, 1996

                          Financial statements

                          Statement of assets and liabilities
                          IDS Bond Fund, Inc.
                          Aug. 31, 1996
_____________________________________________________________________________________________________________

                          Assets
_____________________________________________________________________________________________________________

Investments in securities, at value (Note 1)
   (identified cost $3,446,346,292)                                                            $3,462,079,470
Receivable for investment securities sold                                                           1,876,613
Dividends and accrued interest receivable                                                          55,316,922
U.S. government securities held as collateral (Note 5)                                             62,346,351
_____________________________________________________________________________________________________________

Total assets                                                                                    3,581,619,356
_____________________________________________________________________________________________________________

                          Liabilities
_____________________________________________________________________________________________________________

Disbursements in excess of cash on demand deposit                                                   5,322,996
Dividends payable to shareholders                                                                   2,903,612
Payable for investment securities purchased                                                        11,841,602
Payable upon return of securities loaned (Note 5)                                                  62,346,351
Accrued investment management services fee                                                             47,033
Accrued distribution fee                                                                               17,533
Accrued service fee                                                                                    16,489
Accrued transfer agency fee                                                                            10,241
Accrued administrative services fee                                                                     4,197
Other accrued expenses                                                                                417,546
_____________________________________________________________________________________________________________

Total liabilities                                                                                 82,927,600
_____________________________________________________________________________________________________________

Net assets applicable to outstanding capital stock                                             $3,498,691,756
_____________________________________________________________________________________________________________

                          Represented by
_____________________________________________________________________________________________________________

Capital stock -- authorized 10,000,000,000 shares of $.01 par value                           $    7,017,925
Additional paid-in capital                                                                     3,481,076,118
Undistributed net investment income                                                                3,595,907
Accumulated net realized loss (Notes 1 and 9)                                                     (8,939,843)
Unrealized appreciation of investments and on translation of
  assets and liabilities in foreign currencies (Notes 1 and 8)                                    15,941,649
_____________________________________________________________________________________________________________

Total -- representing net assets applicable to outstanding capital stock                       $3,498,691,756
_____________________________________________________________________________________________________________
Net assets applicable to outstanding shares:             Class A                               $2,563,138,920
                                                         Class B                               $  847,802,500
                                                         Class Y                               $   87,750,336
Net asset value per share of outstanding capital stock:  Class A shares 514,132,897            $         4.99
                                                         Class B shares 170,058,539            $         4.99
                                                         Class Y shares  17,601,046            $         4.99

See accompanying notes to financial statements.

PAGE 77

                          Financial statements

                          Statement of operations
                          IDS Bond Fund, Inc.
                          Year ended Aug. 31, 1996
_____________________________________________________________________________________________________________

                          Investment income
_____________________________________________________________________________________________________________

Income:
Interest                                                                                         $271,585,109
Dividends (net of foreign taxes withheld $31,908)                                                   2,244,833
_____________________________________________________________________________________________________________

Total income                                                                                      273,829,942
_____________________________________________________________________________________________________________
Expenses (Note 2):
Investment management services fee                                                                 16,984,406
Distribution fee -- Class B                                                                         6,447,035
Transfer agency fee                                                                                 3,554,516
Incremental transfer agency fee -- Class B                                                             76,633
Service fee
  Class A                                                                                           4,383,432
  Class B                                                                                           1,488,880
Administrative services fee                                                                         1,517,544
Compensation of board members                                                                          70,631
Compensation of officers                                                                               32,295
Custodian fees                                                                                        201,307
Postage                                                                                               470,318
Registration fees                                                                                     315,754
Reports to shareholders                                                                               144,750
Audit fees                                                                                             39,500
Administrative                                                                                         26,221
Other                                                                                                  49,199
_____________________________________________________________________________________________________________
Total expenses                                                                                    35,802,421
  Earnings credits on cash balances (Note 2)                                                          (32,385)
_____________________________________________________________________________________________________________
Total net expenses                                                                                 35,770,036
_____________________________________________________________________________________________________________
Investment income -- net                                                                          238,059,906
_____________________________________________________________________________________________________________

                          Realized and unrealized gain (loss) -- net
_____________________________________________________________________________________________________________

Net realized gain on security and foreign currency transactions (including
  loss of $26,954 from foreign currency transactions) (Note 3)                                     35,510,938
Net realized gain on closed interest rate futures contracts                                           555,625
_____________________________________________________________________________________________________________

Net realized gain on investments and foreign currency                                              36,066,563
Net change in unrealized appreciation or depreciation of investments
  and on translation of assets and liabilities in foreign currencies                              (96,036,937)
_____________________________________________________________________________________________________________

Net loss on investments and foreign currency                                                      (59,970,374)
_____________________________________________________________________________________________________________

Net increase in net assets resulting from operations                                             $178,089,532
_____________________________________________________________________________________________________________
See accompanying notes to financial statements.

                          Financial statements

                          Statements of changes in net assets
                          IDS Bond Fund, Inc.
                          Year ended Aug. 31,
_____________________________________________________________________________________________________________

                          Operations and distributions                                 1996              1995
_____________________________________________________________________________________________________________
Investment income -- net                                                     $  238,059,906    $  198,350,433
Net realized gain (loss) on investments and foreign currency                     36,066,563       (29,440,601)
Net change in unrealized appreciation or depreciation of investments
  and on translation of assets and liabilities in foreign currencies            (96,036,937)      182,633,301
_____________________________________________________________________________________________________________

Net increase in net assets resulting from operations                            178,089,532       351,543,133
_____________________________________________________________________________________________________________

Distributions to shareholders from:
   Net investment income
     Class A                                                                   (175,703,125)     (172,502,967)
     Class B                                                                    (52,732,279)      (22,840,548)
     Class Y                                                                     (5,540,758)       (2,210,213)
   Net realized gain
     Class A                                                                             --       (44,353,816)
_____________________________________________________________________________________________________________

Total distributions                                                            (233,976,162)     (241,907,544)
_____________________________________________________________________________________________________________

                          Capital share transactions (Note 6)
_____________________________________________________________________________________________________________

Proceeds from sales
     Class A shares (Note 2)                                                    589,054,034       340,793,447
     Class B shares                                                             377,985,661       125,204,756
     Class Y shares                                                              46,288,572        69,208,436
Fund merger (Note 7)
     Class A shares                                                                      --         4,455,838
     Class B shares                                                                      --       667,109,887
Reinvestment of distributions at net asset value
     Class A shares                                                             116,649,304       143,593,478
     Class B shares                                                              46,578,257        19,534,420
     Class Y shares                                                               5,540,758         2,033,460
Payments for redemptions
     Class A shares                                                            (464,239,661)     (442,588,203)
     Class B shares (Note 2)                                                   (346,225,740)      (67,847,577)
     Class Y shares                                                             (26,441,033)      (10,418,481)
_____________________________________________________________________________________________________________

Increase in net assets from capital share transactions                          345,190,152       851,079,461
_____________________________________________________________________________________________________________

Total increase in net assets                                                    289,303,522       960,715,050


Net assets at beginning of year                                              3,209,388,234     2,248,673,184
_____________________________________________________________________________________________________________

Net assets at end of year
  (including undistributed net investment income
  of $3,595,907 and $301,819)                                                $3,498,691,756    $3,209,388,234
_____________________________________________________________________________________________________________
See accompanying notes to financial statements.

Notes to financial statements

IDS Bond Fund, Inc.
___________________________________________________________________
1. Summary of significant accounting policies

The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund invests primarily in corporate bonds and other debt securities. The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A after eight years. Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the level of distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Significant accounting policies followed by the Fund are summarized below:

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price; securities for which market quotations are not readily available, including illiquid securities, are valued at fair value according to methods selected in good faith by the board. Determination of fair value involves, among other things, reference to market indexes, matrixes and data from independent brokers. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

PAGE 80
Option transactions

In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the Fund may buy or write options traded on any U.S. or foreign exchange or in the over-the-counter market where the completion of the obligation is dependent upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities and may write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

In order to gain exposure to or protect itself from changes in the market, the Fund may buy and sell interest rate futures contracts traded on any U.S. or foreign exchange. The Fund also may buy or write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Securities purchased on a when-issued basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment or when-issued basis can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid high-grade debt securities at least equal to the amount of its commitment. As of Aug. 31, 1996, the Fund had entered into outstanding when-issued or forward commitments of $4,765,000.

PAGE 81
Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

Federal taxes

Since the Fund's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the deferral of losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $789,656 and accumulated net realized loss has been decreased by $800,583, resulting in a net reclassification adjustment to decrease paid-in-capital by $10,927.

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

PAGE 82
Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date. For U.S. dollar denominated bonds, interest income includes level-yield amortization of premium and discount. For foreign bonds, except for original issue discount, the Fund does not amortize premium and discount. Interest income, including level-yield amortization of premium and discount, is accrued daily.

2. Expenses and sales charges

Effective March 20, 1995, the Fund entered into agreements with American Express Financial Corporation (AEFC) for managing its portfolio, providing administrative services and serving as transfer agent. Under its Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.52% to 0.395% annually.

Under an Administrative Services Agreement, the Fund pays AEFC for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually.

Under a separate Transfer Agency Agreement, AEFC maintains shareholder accounts and records. The Fund pays AEFC an annual fee per shareholder account for this service as follows:

o Class A $15.50
o Class B $16.50
o Class Y $15.50

Also effective March 20, 1995, the Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder servicing- related services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution-related services.

Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares.

AEFC will assume and pay any expenses (except taxes and brokerage commissions) that exceed the most restrictive applicable state expense limitation.

Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $11,888,126 for Class A and $603,490 for Class B for the year ended Aug. 31, 1996.

During the year ended Aug. 31, 1996, the Fund's custodian and transfer agency fees were reduced by $32,385 as a result of earnings credits from overnight cash balances.

PAGE 83
Prior to April 30, 1996, the Fund had a retirement plan for its independent board members. The plan was terminated April 30, 1996. The retirement plan expense amounted to $23,369 for the year. The total liability for the plan is $87,931, which will be paid out at some future date.

3. Securities transactions

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,496,267,065 and
$1,434,459,183, respectively, for the year ended Aug. 31, 1996.
Realized gains and losses are determined on an identified cost basis.

4. Illiquid securities

At Aug. 31, 1996, investments in securities included issues that are illiquid. The Fund currently limits investments in illiquid securities to 10% of the net assets, at market value, at the time of purchase. The aggregate value of such securities at Aug. 31, 1996 was $23,781,007, representing 0.7% of the net assets. Pursuant to guidelines adopted by the Fund's board, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.
___________________________________________________________________
5. Lending of portfolio securities

At Aug. 31, 1996, securities valued at $60,866,000 were on loan to brokers. For collateral, the Fund received $62,346,351 in U.S. government securities. Income from securities lending amounted to $146,607 for the year ended Aug. 31, 1996. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.
___________________________________________________________________
6. Capital share transactions

Transactions in shares of capital stock for the years indicated are as follows:

                            Year ended Aug. 31, 1996

                            Class A      Class B     Class Y
____________________________________________________________
Sold                    114,769,614   73,749,573   9,060,737
Issued for reinvested    22,892,773    9,133,222   1,088,615
distributions
Redeemed                (91,167,526) (67,607,017) (5,191,693)
____________________________________________________________
Net increase             46,494,861   15,275,778   4,957,659
____________________________________________________________

PAGE 84
                            Year ended Aug. 31, 1995

                            Class A     Class B*     Class Y*
_____________________________________________________________
Sold                     70,297,518   25,211,637   14,357,265
Fund merger                 930,821  139,358,656          --
Issued for reinvested    29,953,783    3,918,832      407,713
distributions
Redeemed                (91,890,852) (13,706,364)  (2,121,591)
_____________________________________________________________
Net increase              9,291,270  154,782,761   12,643,387
_____________________________________________________________
*Inception date was March 20, 1995.

___________________________________________________________________
7. Fund merger

On March 17, 1995, IDS Bond Fund acquired the assets and assumed the identified liabilities of IDS Strategy - Income Fund.

The aggregate net assets of IDS Bond Fund immediately before the acquisition were $2,217,255,191.

The merger was accomplished by a tax-free exchange of 115,800,789 shares of IDS Strategy - Income Fund valued at $671,565,725.

In exchange for the IDS Strategy - Income Fund shares and assets, IDS Bond Fund issued the following number of shares:

Class A       930,821
Class B   139,358,656

IDS Strategy - Income Fund's net assets at that date were as follows, which include the following amounts of capital stock, unrealized depreciation and accumulated net realized loss that was combined with IDS Bond Fund.

             Total net    Capital stock    Unrealized       Accumulated net
               assets                      depreciation     realized loss
_________________________________________________________________________________________
Class A    $  4,455,838    $  4,702,952    $   (109,256)    $   (137,858)
Class B     667,109,887     704,106,719     (16,357,326)     (20,639,506)

___________________________________________________________________
8. Interest rate futures contracts

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

PAGE 85
Investments in securities at Aug. 31, 1996, included securities valued at $1,999,140 that were pledged as collateral to cover initial margin deposit on 300 sale contracts. The market value of the open contracts on Aug. 31, 1996 was $32,034,375 with a net unrealized gain of $206,250.

9. Capital loss carryover

For federal income tax purposes, the Fund had a capital loss carryover of $12,597,428 at Aug. 31, 1996, that if not offset by subsequent capital gains, will expire in 2003. It is unlikely the board will authorize a distribution of any net realized gains until the available capital loss carryover has been offset or expires.

___________________________________________________________________
10. Financial highlights
"Financial highlights" showing per share data and selected information is presented on pages 6 and 7 of the prospectus.

PAGE 86
                         Investments in securities

                         IDS Bond Fund, Inc.                                                  (Percentages represent value of
                         Aug. 31, 1996                                                     investments compared to net assets)
_____________________________________________________________________________________________________________________________

Bonds (85.8%)
_____________________________________________________________________________________________________________________________
Issuer                                                   Coupon      Maturity         Principal                      Value(a)
                                                           rate          year            amount
_____________________________________________________________________________________________________________________________
U.S. government obligations (7.6%)
U.S. Treasury                                            6.375%         1999       $  2,000,000 (o)            $   1,999,140
                                                         6.375          2002         17,300,000                   16,968,878
                                                         6.75           1997         10,000,000 (b)               10,067,000
                                                         7.125          1999         56,500,000 (b)               57,402,870
                                                         7.50           2001         29,900,000                   30,878,328
                                                         7.875          2004         12,000,000                   12,713,760
                                                         8.875          2017         60,500,000                   70,860,020
Govt Trust Certs Israel                                  9.25           2001         11,100,000                   11,760,561
Resolution Funding Corp                                  8.125          2019         40,925,000                   43,896,564
  Zero Coupon                                            8.68           1999         11,500,000 (g)                9,700,480
                                                                                                              ______________
Total                                                                                                            266,247,601
_______________________________________________________________________________________________________________________________
Mortgage-backed securities (17.3%)
Federal Home Loan Mtge Corp                              6.00           2010         14,604,905                   13,758,259
                                                         6.50           2007            832,126                      813,603
                                                         8.00           2017-24      17,087,818                   17,114,854
  Collateralized Mtge Obligation                         3.24           2023          7,640,693                  3,595,481
                                                         7.00           2022         22,000,000                   20,556,000
                                                         8.50           2022         17,000,000                   17,727,600
    Inverse Floater                                      6.825          2023          4,000,000 (c)                2,567,480
    Trust Series Z                                       8.25           2024         10,349,076 (d)                9,976,820
Federal Natl Mtge Assn                                   5.50           2009         10,980,941                   10,071,609
                                                         6.00           2024-26      89,223,202                   80,042,449
                                                         6.50           2008-25     207,956,183                  193,913,878
                                                         7.00           2026         52,441,432                   49,934,207
                                                         8.00           2025         24,264,755                   24,272,277
                                                         8.50           2023-24      23,588,734                   24,031,021
                                                         9.00           2009-24      13,596,855                   14,127,948
  Collateralized Mtge Obligation                         5.00           2024          9,961,155                    8,632,437
    Trust Series Z                                       6.00           2024          5,807,000 (d)                4,093,529
                                                         7.00           2019         18,851,932 (d)               18,173,449

See accompanying notes to investments in securities.

PAGE 87
Govt Natl Mtge Assn                                      7.00           2008         44,385,419                   43,719,638
                                                         8.00           2024-26      27,850,017                   27,876,196
                                                         9.00           2025          4,459,813                    4,654,930
Merrill Lynch Mtge Investors                             8.29           2021          7,088,692 (e)                6,290,106
Prudential Bache
  Collateralized Mtge Obligation Trust                   7.97           2019          8,324,622                    8,253,279
                                                                                                              ______________
Total                                                                                                            604,197,050
______________________________________________________________________________________________________________________________
Financial (6.1%)
Banks and savings & loans (1.7%)
BankAmerica
  Sub Nts                                                7.50           2002         18,000,000                   18,181,620
Barclays NA Capital                                      9.75           2021         13,600,000                   15,337,264
Meridian Bancorp
  Sub Deb                                                7.875          2002         10,400,000                   10,664,680
Society
  Sub Nts                                                8.125          2002          3,000,000                    3,159,810
Standard Credit Card                                     8.625          2002         12,000,000                   12,100,439
                                                                                                              ______________
Total                                                                                                             59,443,813
_____________________________________________________________________________________________________________________________
Financial services (2.6%)
Camden Property Trust                                    7.33           2001          3,000,000                    3,198,750
Corporate Property Investors                             7.18           2013          7,000,000 (e)                6,454,630
Developers Diversified Realty
  Cv Sub Deb                                             7.00           1999          3,500,000                    3,574,375
First Union REIT
  Sub Nts                                                8.875          2003         10,000,000                    9,250,000
Homeside
  Sr Nts                                                11.25           2003          9,225,000 (e)                9,766,969
Malan Realty Investors REIT
  Cv Sub Deb                                             9.50           2004          4,050,000                    3,756,375
Olympic Financial
  Sr Nts                                                13.00           2000         12,900,000                   14,061,000
Omega Health Care
  Cv                                                     8.50           2001          4,000,000                    4,120,000
Property Trust America REIT                              7.50           2014         15,000,000                   13,340,550
Salomon
  Sr Nts                                                 7.00           1999         21,000,000                   20,935,950
Saul (BF) REIT                                          11.625          2002          2,630,000 (e)                2,725,337
                                                                                                              ______________
Total                                                                                                             91,183,936
_____________________________________________________________________________________________________________________________
Insurance (1.8%)
Americo Life
  Sr Sub Nts                                             9.25           2005          9,000,000                    8,583,750
Arkwright
  Credit Sensitive Nts                                   9.625          2026          5,000,000 (e)                5,031,350
Berkley (WR)                                             8.70           2022          3,000,000                    3,132,060
Equitable Cos
  Sr Nts                                                 9.00           2004          4,250,000                    4,615,203
Equitable IBM                                            7.33           2009          5,500,000 (e)                5,402,891
General American Life                                    7.625          2024          8,000,000 (e)                6,926,480
Leucadia Natl                                            7.75           2013         11,780,000                   10,796,488
Nationwide Mutual                                        7.50           2024          8,000,000 (e)                7,047,360
Nationwide Trust
  Credit Sensitive Nts                                   9.875          2025          3,500,000 (e)                3,736,530
Principal Mutual                                         8.00           2044         10,000,000 (e)                9,198,800
                                                                                                              ______________
Total                                                                                                             64,470,912
_____________________________________________________________________________________________________________________________
Industrial (28.1%)
Aerospace & defense (2.2%)
Airplanes GPA                                           10.875          2019          6,000,000                    6,375,000
Alliant Techsystems
  Sr Sub Nts                                            11.75           2003          6,000,000 (e)                6,540,000
BE Aerospace                                             9.875          2006          7,000,000 (e)                7,008,750
Boeing                                                   8.75           2031         15,000,000                   16,720,650
Goodrich (BF)                                            9.625          2001         10,000,000                   10,882,100
Northrop Grumman                                         7.75           2016          8,000,000 (e)                7,630,160
Sequa                                                    9.625          1999         10,000,000                   10,162,500
United Technologies                                      8.875          2019         10,000,000                   11,154,100
                                                                                                              ______________
Total                                                                                                             76,473,260
PAGE 88
Airlines (1.2%)
Continental Airlines                                     6.94           2015         15,000,000 (e)               14,299,650
                                                         7.82           2015          5,000,000 (e)                4,991,850
Delta Air Lines                                         10.125          2010         10,000,000                   11,555,200
                                                        10.375          2022          3,700,000                    4,379,135
Northwest Airlines                                       8.07           2015          5,000,000                    4,987,650
                                                         8.97           2015          3,000,000                    3,065,370
                                                                                                              ______________
Total                                                                                                             43,278,855
_____________________________________________________________________________________________________________________________
Automotive & related (0.4%)
General Motors Acceptance                                7.625          1998         10,000,000                   10,156,400
Mascotech
  Cv                                                     4.50           2003          6,500,000                    5,021,250
                                                                                                               _____________
Total                                                                                                             15,177,650
_____________________________________________________________________________________________________________________________
Building materials (0.9%)
McQuay (AAF)
  Sr Nts                                                 8.875          2003          8,000,000                    7,760,000
Owens-Corning Fiberglas                                  9.375          2012          6,900,000                    7,473,597
Pulte
  Sr Nts                                                 7.00           2003          7,700,000                    7,304,297
Schuller Intl Group
  Sr Nts                                                10.875          2004          7,500,000                    8,118,750
                                                                                                              ______________
Total                                                                                                             30,656,644
_____________________________________________________________________________________________________________________________
Chemicals (0.9%)
General Chemical
  Sr Sub Nts                                             9.25           2003          7,000,000                    6,938,750
G-I Holdings                                            10.00           2006                780 (e)                      759
  Zero Coupon Sr Disc Nts                               12.92           1998         15,000,000 (e,g)             12,618,750
Grace (WR)                                               8.00           2004         10,420,000                   10,522,533
                                                                                                              ______________
Total                                                                                                             30,080,792
_____________________________________________________________________________________________________________________________
Communications equipment (0.4%)
Comcast Cellular
  Zero Coupon                                            9.45           2000          8,150,000 (g)                5,684,625
Geotek Communications
  Cv                                                    12.00           2001          5,000,000 (j)                5,500,000
Ionica
  Units                                                 13.50           2006          3,855,000 (e)                3,840,544
                                                                                                              ______________
Total                                                                                                             15,025,169
_____________________________________________________________________________________________________________________________
Computers & office equipment (0.7%)
Data General
  SF Deb                                                 8.375          2002          6,700,000                    6,130,500
Softkey
  Cv                                                     5.50           2000         12,000,000 (e)                9,660,000
Solectron                                                6.00           2006          3,000,000 (e)                2,752,500
Unisys
  Credit Sensitive Nts                                  15.00           1997          4,350,000 (f)                4,600,125
                                                                                                              ______________
Total                                                                                                             23,143,125
_____________________________________________________________________________________________________________________________
Electronics (0.4%)
Reliance Electric                                        6.80           2003          6,000,000                    5,813,760
Thomas & Betts                                           6.50           2006          9,200,000 (e)                8,477,524
                                                                                                              ______________
Total                                                                                                             14,291,284
_____________________________________________________________________________________________________________________________
Energy (2.8%)
Atlantic Richfield                                       9.125          2011          9,000,000                   10,176,030
Clark-Schwebel
  Sr Nts                                                10.50           2006          5,750,000 (e)                5,929,688
Honam Oil Refinery                                       7.125          2005          9,000,000 (e)                8,535,060
Oryx Energy                                              9.50           1999          4,000,000                    4,181,800
Parker & Parsley Petroleum
  Sr Nts                                                 8.25           2007          9,500,000                    9,691,140
PDV America                                              7.875          2003         15,000,000                   14,306,100
Texaco Capital
  Gtd Deb                                                7.50           2043          3,000,000                    2,831,160
  Gtd Deb                                                8.625          2032         10,000,000                   11,039,300
UNC
  Sr Nts                                                 9.125          2003         14,000,000                   13,702,500
PAGE 89
USX                                                      9.375          2022         17,500,000                   18,949,350
                                                                                                              ______________
Total                                                                                                             99,342,128
_____________________________________________________________________________________________________________________________
Energy equipment & services (0.6%)
Cliffs Drilling
  Sr Nts                                                10.25           2003          6,500,000 (e)                6,597,500
Foster Wheeler                                           6.75           2005         15,000,000                   14,080,050
                                                                                                              ______________
Total                                                                                                             20,677,550
_____________________________________________________________________________________________________________________________
Food (0.1%)
Specialty Foods
  Sr Nts                                                10.25           2001          3,000,000 (e)                2,760,000
_____________________________________________________________________________________________________________________________
Furniture & appliances (0.4%)
Interface                                                9.50           2005          7,500,000 (e)                7,228,125
Lifestyle Furnishings                                   10.875          2006          6,000,000 (e)                6,052,500
                                                                                                               _____________
Total                                                                                                             13,280,625
_____________________________________________________________________________________________________________________________
Health care (0.2%)
Lilly (Eli)                                              6.77           2036          7,950,000                    6,985,347
Phoenix Shannon
  Cv                                                     9.50           2000          2,000,000 (e)                1,760,000
                                                                                                               _____________
Total                                                                                                              8,745,347
_____________________________________________________________________________________________________________________________
Health care services (2.1%)
Columbia/HCA Healthcare                                  6.91           2005          7,000,000                    6,745,340
                                                         7.69           2025          4,000,000                    3,877,920
Foundation Health
  Sr Nts                                                 7.75           2003          8,400,000                    8,446,368
Healthsource
  Cv                                                     5.00           2003          4,000,000 (j)                3,055,000
La Petite Holdings
  Sr Secured Nts                                         9.625          2001          8,795,000                    8,179,350
Magellan Health
  Sr Sub Nts                                            11.25           2004          7,500,000 (e)                8,034,375
Merit Behavioral                                        11.50           2005          3,250,000 (e)                3,408,438
Owens & Minor
  Sr Sub Nts                                            10.875          2006          4,000,000                    4,145,000
Tenet Healthcare
  Sr Nts                                                 8.625          2003          3,000,000                    3,120,000
  Sr Sub Nts                                            10.125          2005         22,000,000                   23,677,500
                                                                                                               _____________
Total                                                                                                             72,689,291
_____________________________________________________________________________________________________________________________
Industrial equipment & services (0.1%)
AGCO
  Sr Sub Nts                                             8.50           2006          5,100,000 (e)                5,080,875
_____________________________________________________________________________________________________________________________
Leisure time & entertainment (1.0%)
Caesars World
  Sr Sub Nts                                             8.875          2002          6,000,000                    6,315,000
MGM Grand Hotel Finance
  1st Mtge                                              11.75           1999         10,000,000                   10,587,500
  1st Mtge                                              12.00           2002         10,000,000                   10,900,000
Trump Atlantic City Funding
  1st Mtge                                              11.25           2006          7,500,000                    7,200,000
                                                                                                              ______________
Total                                                                                                             35,002,500
_____________________________________________________________________________________________________________________________
Media (5.5%)
Ackerley Communications
  Sr Secured Nts                                        10.75           2003         10,000,000 (e)               10,550,000
Adelphia Communications
  Sr Deb                                                11.875          2004          7,000,000                    7,008,750
Cablevision Systems
  Sr Sub Deb                                            10.75           2004          4,000,000                    4,100,000
  Sr Sub Nts                                             9.25           2005          6,000,000                    5,760,000
Continental Cablevision
  Sr Deb                                                 8.875          2005          5,000,000                    5,343,750
Cox Communications                                       7.625          2025          7,000,000                    6,622,490
Lenfest Communications
  Sr Nts                                                 8.375          2005         10,000,000                    9,225,000
News American Holdings                                   8.875          2023         17,000,000                   17,428,400
News Corp                                               10.15           2010          3,807,175 (e)                4,304,392
PAGE 90
Outdoor Systems
  Sr Sub Nts                                            11.56           2008          5,833,333                    5,833,333
Plitt Theatres                                          10.875          2004          7,500,000                    7,678,125
Scandinavian Broadcasting
  Cv Sub Deb                                             7.25           2005          5,600,000                    5,530,000
Tele-Communications
  Sr Deb                                                 7.875          2013          6,800,000                    6,023,168
  Sr Deb                                                 9.80           2012          8,000,000                    8,383,120
  Sr Deb                                                 9.875          2022         10,000,000                   10,445,100
Time Warner
  Deb                                                    9.15           2023         10,000,000                   10,179,300
TKR Cable
  Sr Deb                                                10.50           2007          5,225,000                    5,723,308
Turner Broadcasting
  Sr Nts                                                 8.375          2013         10,000,000                    9,594,600
United Artist Theatre                                    9.30           2015         13,636,781 (e)               12,443,563
Universal Outdoor
  Sr Nts                                                11.00           2003          5,000,000                    5,312,500
  Zero Coupon                                            9.95           1999          3,500,000 (h)                2,585,625
Viacom Intl
  Sr Nts                                                 7.75           2005          3,000,000                    2,883,900
  Sub Deb                                                7.00           2003          5,000,000                    4,590,250
  Sub Deb                                                8.00           2006         26,300,000                   24,196,000
                                                                                                              ______________
Total                                                                                                            191,744,674
_____________________________________________________________________________________________________________________________
Metals (0.8%)
Magma Copper
  Sr Sub Nts                                            12.00           2001         10,000,000                   10,912,500
Ryerson Tull                                             8.50           2001         11,800,000                   11,829,500
Santa Fe Pacific Gold
  Sr Deb                                                 8.375          2005          5,000,000                    4,868,750
                                                                                                              ______________
Total                                                                                                             27,610,750
_____________________________________________________________________________________________________________________________
Multi-industry conglomerates (0.7%)
Coltec Inds
  Sr Nts                                                 9.75           2000          5,000,000                    5,137,500
Mark IV Inds
  Sr Sub Nts                                             8.75           2003          8,000,000                    8,030,000
Prime Succession
  Sr Sub Nts                                            10.75           2004          4,240,000 (e)                4,367,200
Talley Mfg & Technology
  Sr Nts                                                10.75           2003          7,000,000                    7,297,500
                                                                                                              ______________
Total                                                                                                             24,832,200
_____________________________________________________________________________________________________________________________
Paper & packaging (2.2%)
Federal Paper Board                                     10.00           2011         11,900,000                   14,180,516
Fort Howard                                             11.00           2002          9,087,473                    9,360,097
Gaylord Container
  Sr Sub Deb                                            12.75           2005          5,000,000                    5,362,500
Intl Paper                                               5.125          2012          9,000,000                    6,922,710
Plastic Containers
  Sr Secured Nts                                        10.75           2001         10,000,000                   10,262,500
Pope & Talbot                                            8.375          2013         11,000,000                    9,894,060
Scotia Pacific Holding                                   7.95           2015          4,365,325                    4,283,344
Silgan
  Sr Sub Nts                                            11.75           2002         11,850,000                   12,398,063
Warren (SD)
  Sr Nts                                                12.00           2004          5,000,000 (e)                5,268,750
                                                                                                              ______________
Total                                                                                                             77,932,540
_____________________________________________________________________________________________________________________________
Restaurants & lodging (0.2%)
Hammons (John Q) Hotel
  1st Mtge                                               8.875          2004          7,000,000                    6,597,500
_____________________________________________________________________________________________________________________________
Retail (2.3%)
American Stores                                          8.00           2026         15,000,000                   14,664,600
Dairy Mart Convenience Stores
  Sr Sub Nts                                            10.25           2004          6,250,000                    5,890,625
Kash n' Karry Food Stores
  Pay-in-kind                                           11.50           2003          9,486,080 (n)                9,486,080
Kroger                                                   8.15           2006         13,000,000                   13,162,500
Musicland Group
  Sr Sub Nts                                             9.00           2003          7,000,000                    4,025,000
PAGE 91
Penn Traffic
  Sr Nts                                                 8.625          2003          6,500,000                    5,395,000
Pueblo Xtra Intl
  Sr Nts                                                 9.50           2003          7,000,000                    6,300,000
Wal-Mart Stores                                          7.00           2006         18,000,000 (e)               17,691,660
                                                         8.875          2011          3,500,000                    3,666,775
                                                                                                              ______________
Total                                                                                                             80,282,240
_____________________________________________________________________________________________________________________________
Soaps & cosmetics (0.3%)
Coty
  Sr Sub Nts                                            10.25           2005          5,500,000                    5,802,500
Sweetheart Cup
  Sr Sub Nts                                             9.625          2000          6,500,000                    6,573,125
                                                                                                              ______________
Total                                                                                                             12,375,625
_____________________________________________________________________________________________________________________________
Textiles & apparel (0.5%)
Dominion Textiles
  Sr Nts                                                 9.25           2006          3,000,000                    2,973,750
Stevens (JP)                                             9.00           2017          6,000,000                    5,775,000
WestPoint Stevens
  Sr Nts                                                 8.75           2001          7,500,000                    7,518,750
                                                                                                              ______________
Total                                                                                                             16,267,500
_____________________________________________________________________________________________________________________________
Miscellaneous (1.2%)
Adams Outdoor Advertising
  Sr Nts                                                10.75           2006          6,800,000 (j)                7,021,000
ECM Funding LP                                          11.92           2002          2,488,204 (j)                2,737,025
Norcal Waste Systems
  Sr Nts                                                12.50           2005         10,000,000 (e)               10,587,500
Pierce Leahy
  Sr Sub Nts                                            11.125          2006          4,875,000 (e)                5,063,906
SC Intl
  Sr Sub Nts                                            13.00           2005          8,900,000                    9,734,374
Yale University                                          7.375          2096          6,000,000                    5,607,780
                                                                                                              ______________
Total                                                                                                             40,751,585
_____________________________________________________________________________________________________________________________
Transportation (0.5%)
Southern Pacific Rail
  Sr Nts                                                 9.375          2005         15,345,000                   16,495,875
_____________________________________________________________________________________________________________________________
Utilities (14.7%)
Electric (10.3%)
Appalachian Power                                        8.50           2022          5,000,000                    5,148,650
Arizona Public Service
  1st Mtge                                               8.00           2025          5,800,000                    5,616,546
  1st Mtge                                               8.75           2024          9,000,000                    9,343,800
  Sale Lease-Backed Obligation                           8.00           2015         12,556,000                   12,350,960
Cajun Electric Power Cooperative
  Mtge Trust                                             8.92           2019          5,000,000                    5,452,100
California Energy
  Zero Coupon                                            6.08           2004         10,000,000 (h)               10,050,000
Cleveland Electric Illuminating
  1st Mtge                                               9.50           2005         23,100,000                   22,589,259
Commonwealth Edison
  1st Mtge                                               8.375          2023          5,000,000                    4,842,400
  1st Mtge                                               9.75           2020         10,000,000                   10,608,600
  1st Mtge                                               9.875          2020         12,800,000                   13,967,872
Consumers Power
  1st Mtge                                               7.375          2023         10,000,000                    8,989,200
EIP Funding                                             10.25           2012          6,894,000                    6,661,327
First Palo Verde Funding                                10.15           2016         13,400,000                   13,510,014
                                                        10.30           2014          4,500,000                    4,546,080
Long Island Lighting
  Gen Ref Mtge                                           9.625          2024         28,888,000                   28,522,567
  Gen Ref Mtge                                           9.75           2021         15,500,000                   15,315,240
Louisiana Power & Light Waterford
  Sale Lease-Backed Obligation                          10.67           2017          7,500,000                    8,022,150
Midland Cogeneration Venture                            11.75           2005         14,900,000                   15,738,125
  Sub Secured Sale
  Lease-Backed Obligation                               10.33           2002         11,084,055                   11,596,692
Niagara Mohawk Power
  1st Mtge                                               6.875          2001          5,000,000                    4,568,150
  1st Mtge                                               7.75           2006         19,600,000                   17,217,228
PAGE 92
Pacific Gas & Electric
  1st Ref Mtge                                           7.25           2026         14,000,000                   12,494,860
Pennsylvania Power & Light
  1st Mtge                                               9.25           2019            900,000                      963,837
Public Service Electric & Gas
  1st Ref Mtge                                           6.75           2006          5,500,000                    5,226,980
RGS Funding
  Sale Lease-Backed Obligation                           9.82           2022          9,939,934                   11,506,766
Salton Sea
  Sr Nts                                                 7.84           2010         10,000,000 (e)                9,422,800
San Diego Gas & Electric
  1st Mtge                                               9.625          2020         16,925,000                   18,469,914
Sithe Independence Funding                               8.50           2007          7,500,000                    7,333,200
                                                         9.00           2013          4,700,000                    4,586,542
Texas-New Mexico Power
  1st Mtge                                               9.25           2000          6,000,000                    6,225,000
  1st Mtge                                              10.00           2017          2,879,000                    2,886,198
  Secured Deb                                           10.75           2003          5,000,000                    5,293,750
Texas Utilities Electric
  1st Collateral Trust                                   7.375          2025          3,000,000                    2,699,790
  1st Collateral Trust                                   9.75           2021          9,900,000                   10,881,486
  1st Mtge                                               7.625          2025         10,000,000                    9,222,200
  Secured Facility                                       9.45           2005          4,129,000                    4,278,800
Tucson Electric Power
  1st Mtge                                               8.50           2009          7,000,000                    6,623,750
Wisconsin Electric Power                                 6.875          2095          8,000,000                    6,874,080
                                                                                                              ______________
Total                                                                                                            359,646,913
______________________________________________________________________________________________________________________________
Gas (1.7%)
Coastal
  Sr Deb                                                 7.75           2035          6,000,000                    5,650,920
  Sr Deb                                                10.25           2004          7,750,000                    8,940,555
Equitable Resources                                      7.50           1999          5,000,000                    5,076,300
Questar Pipeline                                         9.375          2021          8,000,000                    8,637,200
Southern California Gas
  1st Mtge                                               7.375          2023          6,900,000                    6,414,033
Southwest Gas                                            9.75           2002          7,900,000                    8,512,803
Tenneco                                                  9.00           2012          9,000,000                    9,841,860
Tennessee Gas Pipeline                                   6.00           2011          3,600,000                    2,993,112
Transco Energy                                           9.875          2020          4,800,000                    5,502,768
                                                                                                              ______________
Total                                                                                                             61,569,551
_____________________________________________________________________________________________________________________________
Telephone & other (2.7%)
Ameritech Capital Funding
  Gtd Deb                                                9.10           2016         16,000,000                   18,004,320
BellSouth Telecommunications                             6.50           2005          7,200,000                    6,848,280
                                                         7.00           2095         10,000,000                    9,019,400
GTE                                                     10.25           2020          7,000,000                    7,935,270
New York Tel                                             9.375          2031         23,665,000                   25,075,671
Pacific Bell                                             6.625          2034         10,000,000                    8,376,700
                                                         7.125          2026         10,200,000                    9,376,248
                                                         7.375          2043         10,000,000                    9,136,200
                                                                                                              ______________
Total                                                                                                             93,772,089
_____________________________________________________________________________________________________________________________
Municipal bonds (0.4%) (l)
Los Angeles County Pension Obligation Capital
  Appreciation Series C Zero Coupon (MBIA Insured)       7.09           2008         10,000,000 (g)                4,070,400
San Bernardino County Finance Authority
  Pension Obligation Revenue Bond (MBIA Insured)         6.99           2010          2,000,000                    1,906,000
                                                         7.09           2011          8,000,000                    7,611,520
                                                                                                              ______________
Total                                                                                                             13,587,920
_____________________________________________________________________________________________________________________________
Foreign (11.1%)(k)
ABN Amro
  (U.S. Dollar)                                          7.75           2023          9,000,000                    8,809,920
Argentina Republic
  (U.S. Dollar) Zero Coupon                              5.46           2001          5,000,000 (h)                5,742,500
Argentina Republic Euro
  (U.S. Dollar) Zero Coupon                              6.31           2005          2,970,000 (f)                2,305,463
Austria Republic Euro
  (U.S. Dollar)                                         10.00           1998          5,000,000                    5,300,000
BAA Euro
  (British Pound)                                        5.75           2006          2,500,000                    4,004,295
PAGE 93
Banca Italy N.Y.
  (U.S. Dollar)                                          8.25           2007          9,200,000                    9,457,416
Bank of China
  (U.S. Dollar)                                          8.25           2014         10,000,000                    9,286,400
Brazil C Bonds
  (U.S. Dollar)                                          8.00           2014          4,329,720                    2,795,375
Brazil DCB
  (U.S. Dollar)                                          6.875          2012          7,000,000 (f)                4,965,625
Carter Holt Harvey
  (U.S. Dollar)                                          7.625          2002          5,000,000                    5,036,650
  (U.S. Dollar)                                          8.875          2004         10,500,000                   11,200,665
Celcaribe
  (U.S. Dollar) Zero Coupon                              2.14           2004          2,870,000 (e,g)              3,113,950
  (U.S. Dollar) Zero Coupon                             24.37           2004          3,250,000 (e,g)              2,665,000
China Power & Light
  (U.S. Dollar) Sr Nts                                   7.50           2006          8,000,000                    7,781,040
Doman Inds
  (U.S. Dollar)                                          8.75           2004          4,000,000                    3,680,000
Dominion Textiles
  (U.S. Dollar)                                          8.875          2003          7,500,000                    7,359,375
Financiera Ener Nacional
  (U.S. Dollar)                                          9.375          2006         14,750,000 (e)               14,676,250
Ford Capital
  (U.S. Dollar)                                          9.125          1998          4,000,000                    4,159,760
  (U.S. Dollar)                                          9.50           2010         18,350,000                   20,813,671
Govt of Poland PDI Euro
  (U.S. Dollar)                                          3.75           2014         34,600,000 (f)               27,312,375
Govt of Russia
  (U.S. Dollar)                                          6.60           2049          8,000,000 (p)                4,715,000
Govt of Venezuela
  (British Pounds)                                       6.375          2007          7,000,000 (f)                5,407,500
Grupo Televisa
  (U.S. Dollar) Sr Nts                                  11.375          2003         10,000,000 (e)               10,475,000
Groupe Videotron
  (U.S. Dollar)                                         10.625          2005          5,000,000                    5,350,000
GST Telecommunications
  (U.S. Dollar) Zero Coupon Cv                           5.24           2000          1,045,000 (e,h)                877,800
Guang Dong Enterprise
  (U.S. Dollar)                                          8.75           2003          4,000,000 (e)                3,620,600
Imexsa Export Trust
(U.S. Dollar)                                           10.125          2003          7,500,000 (e)                7,640,625
Korea Electric Power
  (U.S. Dollar)                                          7.75           2013          8,900,000                    8,672,961
  (U.S. Dollar)                                          8.00           2002          2,800,000                    2,868,544
MacMillan Bole Delaware
  (U.S. Dollar)                                          8.50           2004          3,000,000                    3,098,520
Matsushita Electric
  (Japanese Yen) Cv                                      1.30           2002        467,000,000                    4,994,051
Nippon Express
  (Japanese Yen) Cv                                      1.00           2004        460,000,000                    4,318,052
People's Republic of China
  (U.S. Dollar)                                          7.375          2001          3,500,000                    3,494,610
  (U.S. Dollar)                                          9.00           1996         10,000,000                    9,471,600
Petronas
  (U.S. Dollar)                                          7.75           2015         10,000,000 (e)                9,738,400
Placer Dome
  (U.S. Dollar)                                          7.125          2003          5,000,000                    4,873,550
Quno
  (U.S. Dollar) Sr Nts                                   9.125          2005          7,000,000                    6,833,750
Reliance Inds
  (U.S. Dollar)                                          8.125          2005          4,500,000 (e)                4,312,485
Repap New Brunswick
  (U.S. Dollar)                                          9.875          2000          7,000,000                    6,973,750
Republic of Israel
  (U.S. Dollar)                                          6.375          2005          7,300,000                    6,734,031
Republic of Italy
  (U.S. Dollar)                                          6.875          2023          9,000,000                    7,993,260
  (U.S. Dollar) Cv                                       5.00           2001          3,000,000                    3,003,750
Republic of Slovenia
  (U.S. Dollar)                                          7.00           2001          7,200,000 (e)                7,185,600
Rogers Cablesystems
  (U.S. Dollar) Sr Secured Nts                           7.06           2014          3,700,000                    2,406,110
Rogers Cantel Mobile
  (U.S. Dollar)                                          9.375          2008          9,300,000                    9,125,625
Scotland Bank
  (U.S. Dollar)                                          8.80           2004         20,500,000 (e)               21,881,290
Sumitomo Bank
  (Japanese Yen) Cv                                      0.75           2001        375,000,000 (e)                3,684,075

PAGE 94
Tarkett Intl
  (U.S. Dollar)                                          9.00           2002         11,000,000 (e)               11,151,250
Telekom Malaysia
  (U.S. Dollar)                                          7.875          2025         15,000,000 (e)               14,542,350
Transdigm
  (U.S. Dollar)                                         13.00           2000          5,000,000 (j)                4,575,000
United Mexican States
  (U.S. Dollar)                                         11.50           2026          6,583,460                    6,332,466
WMC Finance
  (U.S. Dollar)                                          7.25           2013         10,000,000                    9,473,300
Zhuhai Highway
  (U.S. Dollar)                                         11.50           2008         10,000,000 (e)               10,250,000
                                                                                                              ______________
Total                                                                                                            386,540,635
_____________________________________________________________________________________________________________________________
Total bonds
(Cost: $2,981,884,532)                                                                                        $3,001,256,004

PAGE 95

Stocks & other (1.2%)
_____________________________________________________________________________________________________________________________

Issuer                                                                                   Shares                      Value(a)
_____________________________________________________________________________________________________________________________
American Life Holdings
  $2.16 Cm Preferred                                                                     120,000                  $3,045,000
Cablevision Systems
  Pay-in-kind Preferred                                                                  104,241 (e,i,n)           9,798,654
Celcaribe
  Common                                                                                 528,450 (e,i)               792,675
Dairy Mart
  Warrants                                                                                51,666 (e,j)               154,998
First Nationwide Bank
  11.50% Cm Preferred                                                                     80,000                   8,720,000
Kash n' Karry Food Stores
  Common                                                                                 149,570 (i)               3,589,680
Salomon
  2.375% Preferred                                                                       400,000                  10,300,000
Station Casinos
  7% Cv Preferred                                                                         30,000                   1,522,500
Security Pacific
  Cv Preferred                                                                           136,500                   3,480,750
Transdigm
  Warrants                                                                                 3,989 (j)                 526,548
Triangle Wire Cable
  Common                                                                                 211,111 (i,j)               211,111
Webcraft Technology
  Common                                                                                  32,502 (i,j)                   325
_____________________________________________________________________________________________________________________________
Total stocks & other
(Cost: $45,723,235)                                                                                              $42,142,241
_____________________________________________________________________________________________________________________________

PAGE 96

Short-term securities (12.0%)
_____________________________________________________________________________________________________________________________
Issuer                                               Annualized                          Amount                      Value(a)
                                                       yield on                         payable
                                                        date of                              at
                                                       purchase                        maturity
_____________________________________________________________________________________________________________________________
U.S. government agency (0.5%)
Federal Home Loan Mtge Corp Disc Nts
  09-19-96                                                5.19%                      $14,400,000                $  14,360,708
  09-20-96                                                5.23                         1,940,000                    1,934,385
                                                                                                               ______________
Total                                                                                                              16,295,093
_____________________________________________________________________________________________________________________________
Commercial paper (11.3%)
AIG Funding
  09-16-96                                                5.40                         7,700,000                    7,681,657
Alabama Power
  10-22-96                                                5.34                         9,035,000                    8,962,424
Ameritech
  09-26-96                                                5.40                         9,700,000                    9,659,546
  10-04-96                                                5.34                         6,700,000 (m)                6,666,463
Associates
North America
  09-03-96                                                5.35                         2,900,000                    2,898,714
Avco Financial
  11-15-96                                                5.37                        10,000,000                    9,880,833
BBV Finance
  09-13-96                                                5.30                         6,200,000                    6,188,179
CAFCO
  09-11-96                                                5.44                         7,520,000                    7,505,436
  09-25-96                                                5.30                         6,000,000                    5,978,000
Cargill
  09-20-96                                                5.31                         6,200,000                    6,181,779
Ciesco LP
  10-09-96                                                5.31                         4,800,000                    4,772,544
  11-06-96                                                5.39                         8,200,000                    8,113,558
Clorox
  09-30-96                                                5.29                         2,200,000                    2,190,338
Coca-Cola
  10-15-96                                                5.37                         4,400,000 (m)                4,368,640
Commercial Credit
  09-24-96                                                5.33                        10,400,000                   10,363,253
  10-03-96                                                5.32                         9,000,000                    8,956,357
Commerzbank US Finance
  09-10-96                                                5.30                         6,700,000                    6,690,173
Consolidated Rail
  10-03-96                                                5.50                         4,000,000 (m)                3,978,489
Dean Witter
  09-05-96                                                5.35                         8,100,000                    8,094,004
Deustche Finance
  10-16-96                                                5.32                         4,900,000                    4,865,801
Fleet Funding
  09-03-96                                                5.35                         7,000,000 (m)                6,996,896
  10-11-96                                                5.33                        13,000,000 (m)               12,921,530
Ford Motor Credit
  09-13-96                                                5.39                         5,800,000                    5,788,795
  10-04-96                                                5.33                         6,100,000                    6,069,466
Gannett
  10-16-96                                                5.54                        11,000,000 (m)               10,920,609
Goldman Sachs
  09-27-96                                                5.33                         9,600,000                    9,561,840
Hewlett-Packard
  09-17-96                                                5.42                         4,400,000                    4,387,118
Household Finance
  09-20-96                                                5.31                        15,000,000                   14,955,917
Kellogg
  09-04-96                                                5.33                         5,485,000                    5,481,770
Merrill Lynch
  09-06-96                                                5.38                         5,400,000                    5,395,185
Metlife Funding
  09-09-96                                                5.39                         4,600,000                    4,593,836
  09-23-96                                                5.33                         5,400,000                    5,381,715
  09-24-96                                                5.31                         9,700,000                    9,665,856
  10-24-96                                                5.32                         4,000,000                    3,968,320
PAGE 97
Mobil Australia
  09-18-96                                                5.45                         9,000,000 (m)                8,973,821
Natl Australia Funding
  10-02-96                                                5.43                         8,500,000                    8,457,445
Natl Bank Detroit Canadian
  09-13-96                                                5.30                         8,000,000                    7,984,747
NationsBank
  09-04-96                                                5.40                         7,000,000                    6,999,915
  11-26-96                                                5.37                         6,500,000                    6,498,772
Penney (JC) Funding
  09-24-96                                                5.41                         9,200,000                    9,165,767
  10-02-96                                                5.28                         3,500,000                    3,483,635
  10-10-96                                                5.30                         5,400,000                    5,368,380
Pfizer
  09-12-96                                                5.30                         7,500,000 (m)                7,486,800
Pitney Bowes Credit
  10-08-96                                                5.52                         4,765,000                    4,736,773
Reed Elsevier
  09-16-96                                                5.39                         8,000,000 (m)                7,980,978
SAFECO Credit
  10-09-96                                                5.36                         6,500,000                    6,459,929
  10-11-96                                                5.33                         9,600,000                    9,542,163
Sandoz
  09-03-96                                                5.42                         2,700,000                    2,698,789
Siemens
  09-25-96                                                5.32                         1,000,000                      996,319
Southern California Gas
  10-23-96                                                5.48                        16,534,000 (m)               16,396,760
Transamerica Financial
  09-09-96                                                5.44                         8,800,000                    8,788,120
  09-16-96                                                5.44                         7,000,000                    6,981,064
USAA Capital
  09-19-96                                                5.41                        13,200,000                   13,157,204
U S WEST Communications
  09-12-96                                                5.39                         7,100,000                    7,087,338
  09-23-96                                                5.40                         4,300,000                    4,283,303
                                                                                                                _____________
Total                                                                                                             393,613,063
_____________________________________________________________________________________________________________________________
Letter of credit (0.2%)
First Chicago-
Natl Bank Detroit
  09-19-96                                                5.43                         8,800,000                    8,773,069

______________________________________________________________________________________________________________________________
Total short-term securities
(Cost: $418,738,525)                                                                                             $418,681,225
_____________________________________________________________________________________________________________________________
Total investments in securities
(Cost: $3,446,346,292)(q)                                                                                      $3,462,079,470
_____________________________________________________________________________________________________________________________

Notes to investments in securities
_____________________________________________________________________________________________________________________________
(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b) Security is partially or fully on loan. See Note 5 to the financial statements.
(c) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in the LIBOR (London InterBank Offered Rate) Index. Interest rate disclosed is the rate in effect on Aug. 31, 1996. Inverse floaters in the aggregate represent 0.1% of the Fund's net assets as of Aug. 31, 1996.
(d) This security is a collateralized mortgage obligation that pays no interest or principal during its initial accrual period until payment of a previous series within the trust have been paid off. Interest is accrued at an effective yield.
(e) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.
This security has been determined to be liquid under guidelines established by the board.
(f) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Aug. 31, 1996.
(g) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.
(h) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to interest reset date disclosed.
(i) Non-income producing.
(j) Identifies issues considered to be illiquid as to their marketability (see Note 4 to the financial statements). Information concerning such security holdings at Aug. 31, 1996, is as follows:

                                                Acquisition
    Security                                           date                                Cost
_______________________________________________________________________________________________
    Adams Outdoor Advertising
      10.75% Sr Nts 2006                           03-05-96                          $6,817,500
    Dairy Mart
      Warrants                                     11-28-95                                  --
PAGE 98
    ECM Funding LP
      11.92% 2002                                  04-13-92                           2,488,204
    Geotek Communications
      12% Cv 2001                                  03-04-96                           5,000,000
    Healthsource*
      5% Cv 2003                                   06-28-96                           3,117,000
    Transdigm
      13% 2000                                     12-06-95                           4,375,000
      Warrants                                     12-06-95                             274,974
    Triangle Wire Cable
      Common                                       01-13-92                           5,000,045
    Webcraft Technology
      Common                                       12-22-86                              16,875
    * Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

(k) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.
(l) The following abbreviation is used in portfolio descriptions to identify the issuer of the issue:
MBIA -- Municipal Bond Investors Assurance
(m) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2)
of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.
(n) Pay-in-kind securities are securities in which the issuer has the option to make interest payments in cash or in additional securities. The securities issued as interest usually have the same terms, including maturity date, as the pay-in-kind securities.
(o) Partially pledged as initial deposit on the following open interest rate futures sale contracts (see Note 8 to the financial statements):
                                                    Notional
Type of security                                    amount
_____________________________________________________________________
Dec. T-Bond Futures                              $30,000,000
____________________________________________________________________
(p) At Aug. 31, 1996, the cost of securities purchased, including interest purchased, on a when-issued basis was $4,765,000.
(q) At Aug. 31, 1996, the cost of securities for federal income tax purposes was $3,442,688,706 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                           $84,279,776
Unrealized depreciation                           (64,889,012)
___________________________________________________________________________________
Net unrealized appreciation                       $19,390,764
___________________________________________________________________________________

PAGE 99
PART C.  OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)     FINANCIAL STATEMENTS:

        List of financial statements filed as part of this Post-Effective Amendment to the Registration Statement:

        - Independent Auditors' Report dated October 4, 1996
        - Statement of Assets and Liabilities, Aug. 31, 1996
        - Statement of Operations, Year ended Aug. 31, 1996
        - Statement of Changes in Net Assets, for the two-year period ended Aug. 31, 1995 and Aug. 31, 1996
        - Notes to Financial Statements
        - Investment in Securities, Aug. 31, 1996
        - Notes to Investments in Securities

(b)  EXHIBITS:

1.   Copy of Articles of Incorporation, as amended October 14,
1988, filed electronically as Exhibit 1 to Registrant's
Post-Effective Amendment No. 28 to Registration Statement No.
2-51586, is incorporated herein by reference.

2. Copy of By-laws, as amended January 12, 1989, filed electronically as Exhibit 2 to Registrant's Post-Effective
Amendment No. 30 to Registration Statement No. 2-51586, is incorporated herein by reference.

3.   Not Applicable.

4. Copy of Stock certificate, filed as Exhibit 4 to Registrant's Amendment Number One to Registration Statement No. 2-51586 dated
October 29, 1974, is incorporated herein by reference.

5. Form of Investment Management and Services Agreement between Registrant and American Express Financial Corporation, dated March 20, 1995, filed electronically as Exhibit 5 to Registrant's Post-Effective Amendment No. 43 to Registration Statement No. 2-51586 is incorporated herein by reference.

6. Form of Distribution Agreement between Registrant and American Express Financial Advisors Inc. dated March 20, 1995, filed electronically as Exhibit 6 to Registrant's Post-Effective
Amendment No. 43 to Registration Statement No. 2-51586 is incorporated herein by reference.

7. All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404
(a) of the Internal Revenue Code.

8.   Copy of Custodian Agreement between Registrant and First
National Bank of Minneapolis, dated July 23, 1986, is filed electronically herewith.

PAGE 100
9(a). Copy of Plan and Agreement of Merger, dated April 10, 1986, filed electronically as Exhibit 9 to Registrant's Post-Effective
Amendment No. 24 to Registration Statement No. 2-51586, is incorporated herein by reference.

9(b).  Form of Transfer Agency Agreement between Registrant and
American Express Financial Corporation, dated March 20, 1995, filed electronically as Exhibit 9(b) to Registrant's Post-Effective
Amendment No. 43 to Registration Statement No. 2-51586 is incorporated herein by reference.

9(c). Copy of License Agreement dated Jan. 25, 1988, between IDS Financial Corporation and Registrant, filed as Exhibit 9c to Registrant's Post-Effective Amendment No. 35 to Registration Statement No. 2-51586, is herein incorporated by reference.

9(d). Form of Shareholder Service Agreement between Registrant and American Express Financial Advisors Inc., dated March 20, 1995, filed electronically as Exhibit 9(d) to Registrant's Post-Effective Amendment No. 43 to Registration Statement No. 2-51586 is incorporated herein by reference.

9(e). Form of Administrative Services Agreement between Registrant and American Express Financial Corporation, dated March 20, 1995, filed electronically as Exhibit 9(e) to Registrant's Post-Effective Amendment No. 43 to Registration Statement No. 2-51586 is incorporated herein by reference.

9(f).  Copy of Agreement and Plan of Reorganization, dated
September 8, 1994, between IDS Strategy Fund, Inc. and IDS Bond
Fund, Inc., filed electronically as Exhibit 4 on Registrant's Pre-Effective Amendment No. 1, on Form N-14, is incorporated herein by reference.

10. Opinion and consent of counsel as to the legality of the securities being registered is filed with Registrant's most recent 24f-2 notice.

11. Independent Auditors' Consent is filed electronically herewith.

12.  None.

13.  Not applicable.

14. Forms of Keogh, IRA and other retirement plans, filed as Exhibits 14(a) through 14(g) to IDS Government Securities Money
Fund, Inc., Post-Effective Amendment No. 1 to Registration
Statement No. 2-75165 on August 26, 1982, are incorporated herein by reference.

15. Form of Plan and Supplemental Agreement of Distribution between Registrant and American Express Financial Advisors Inc. dated March 20, 1995, filed electronically as Exhibit 15 to Registrant's Post-Effective Amendment No. 43 to Registration Statement No. 2-51586 is incorporated herein by reference.

PAGE 101
16. Form of Schedule for computation of each performance quotation provided in the Registration Statement in response to
Item 22(b), filed as Exhibit 16 to Registrant's Post-Effective
Amendment No. 32 to Registration Statement No. 2-51586, is herein incorporated by reference.

17.  Financial Data Schedule is filed electronically herewith.

18. Copy of Plan pursuant to Rule 18f-3 under the 1940 Act filed electronically as Exhibit 18 to Registrant's Post-Effective
Amendment No. 44 to Registration Statement No. 2-51586 is incorporated herein by reference.

19(a). Directors' Power of Attorney dated November 10, 1994 to sign Amendments to this Registration Statement, filed electronically as
Exhibit 18(a) to this Post-Effective Amendment No. 42, is incorporated herein by reference.

19(b). Officers' Power of Attorney dated Nov. 1, 1995 to sign
Amendments to this Registration Statement is filed electronically herewith.

Item 25. Person Controlled by or Under Common Control with
Registrant:  None.

Item 26. Number of Holders of Securities

          (1)                            (2)

                                   Number of Record
                                    Holders as of
     Title of Class                October 16, 1995

     Common Stock                      236,422

Item 27.  Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

PAGE 102
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment
Company Act of 1940.

PAGE 1
Item 29(c).  Not applicable.

Item 30.     Location of Accounts and Records

             American Express Financial Corporation
             IDS Tower 10
             Minneapolis, MN  55440

Item 31.     Management Services

             Not Applicable.

Item 32.     Undertakings

             (a)  Not Applicable.
             (b)  Not Applicable.
             (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

PAGE 103
                        SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, IDS Bond Fund, Inc., certifies that it meets the requirements for the effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 29th day of October, 1996.

IDS BOND FUND, INC.


By
    Melinda S. Urion, Treasurer

By /s/ William R. Pearce**
       William R. Pearce, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 29th day of October, 1996.

Signature                     Capacity

/s/ William R. Pearce**       President and Principal
    William R. Pearce         Executive Officer and
                              Director

/s/ Leslie L. Ogg**           Vice President, General
    Leslie L. Ogg             Counsel and Secretary

/s/ Lynne V. Cheney*          Director
    Lynne V. Cheney

/s/ William H. Dudley*        Director
    William H. Dudley

/s/ Robert F. Froehlke*       Director
    Robert F. Froehlke

/s/ David R. Hubers*          Director
    David R. Hubers

/s/ Heinz F. Hutter*          Director
    Heinz F. Hutter

/s/ Anne P. Jones*            Director
    Anne P. Jones

/s/ Melvin R. Laird*          Director
    Melvin R. Laird

/s/ Edson W. Spencer*         Director
    Edson W. Spencer

PAGE 104
/s/ John R. Thomas*           Director
    John R. Thomas

/s/ Wheelock Whitney*         Director
    Wheelock Whitney

/s/ C. Angus Wurtele*         Director
    C. Angus Wurtele


*Signed pursuant to Directors' Power of Attorney, dated November
10, 1994, filed electronically as Exhibit 18(a) to Registrant's
Post-Effective Amendment No. 42, by:





Leslie L. Ogg

**Signed pursuant to Officers' Power of Attorney dated Nov. 1,
1995, filed electronically as Exhibit 19(b) to Registrant's Post-
Effective Amendment No. 46 by:




Leslie L. Ogg

PAGE 105
CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 46
TO REGISTRATION STATEMENT NO. 2-51586

This Post-Effective Amendment contains the following papers and documents:

The facing sheet.

Cross reference sheet.

Part A.

        The prospectus.

Part B.

        Statement of Additional Information.

        Financial Statements.

Part C.

        Other information.

        Exhibits.

The signatures.